[IDEX LOGO]


[GRAPHICS OMITTED]



Prospectus cover dated June 15, 2000 as revised August 10, 2000






This Prospectus is only for use in Germany.

 IDEX MUTUAL FUNDS


TABLE OF CONTENTS
ALL ABOUT THE IDEX FUNDS
o JANUS CAPITAL CORPORATION
   (Sub-Adviser)
   IDEX JCC Growth .......................     2
   IDEX JCC Global .......................     4
   IDEX JCC Capital Appreciation .........     6
o FRED ALGER MANAGEMENT, INC.
   (Sub-Adviser)
   IDEX Alger Aggressive Growth ..........     8
EXPLANATION OF STRATEGIES
AND RISKS ................................    10
HOW THE IDEX FUNDS ARE
MANAGED AND ORGANIZED ....................    14
SHAREHOLDER INFORMATION ..................    17
o Opening an Account .....................    17
o How to Sell Shares .....................    17
o How to Exchange Shares .................    17
o Other Account Information ..............    18
PERFORMANCE INFORMATION ..................    26
o Yield ..................................    26
o Total Return ...........................    26
DISTRIBUTION ARRANGEMENTS ................    27
FINANCIAL HIGHLIGHTS .....................    28
APPENDIX A ...............................    A-1

IDEX Mutual Funds (Fund) consists of 26 individual funds. This prospectus includes 4 of those funds. Each fund invests in a range of securities, such as stocks and/or bonds. Please read this prospectus carefully before you invest or send money. It has been written to provide information and assist you in making an informed decision. If you would like additional information, please request a copy of the Statement of Additional Information (SAI) (see back cover).

In addition, we suggest you contact your financial professional or an IDEX customer service representative, who will assist you.

ATTENTION:  Non-U.S. Investors

Non-Resident Alien Withholding

If you are a non-U.S. investor, your financial professional should determine whether Fund shares may be sold in your jurisdiction. Shareholders that are not U.S. persons under the Internal Revenue Code are subject to different tax rules. Dividends and capital gains distributions may be subject to non-resident alien withholding.

TO HELP YOU UNDERSTAND...

In this prospectus, you'll see symbols like the ones below. These are "icons," graphic road signs that let you know at a glance the subject of the nearby paragraphs. The icons serve as tools for your convenience as you read this prospectus.

/target/        The target directs you to a fund's goal or objective.

/chess piece/   The chess piece indicates discussion about a fund's
                strategies.

/warning sign/  The warning sign indicates the risks of investing in a fund.

/graph/         The graph indicates investment performance.

/question mark/ The question mark provides additional information about the Fund or may direct you on how to obtain further information.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

 IDEX JCC GROWTH

SUMMARY OF RISKS AND RETURNS

/target/ OBJECTIVE

THE OBJECTIVE OF IDEX JCC GROWTH IS GROWTH OF CAPITAL.

This fund may be appropriate for investors who want capital growth in a broadly diversified stock portfolio, and who can tolerate significant fluctuations in the value of their investment.

[GRAPHIC OMITTED]

/chess piece/ PRINCIPAL STRATEGIES
              AND POLICIES

The fund's sub-adviser, Janus Capital Corporation (JCC), seeks to achieve this objective by investing principally in:

o common stocks listed on national exchanges or on NASDAQ which JCC believes have a good potential for capital growth, some of which may be of foreign issuers

The fund's main strategy is to invest almost all of its assets in common stocks at times when JCC believes the market environment favors such investing.

JCC builds the fund one company at a time, emphasizing growth of capital by investing in companies JCC believes to have the greatest earnings growth potential.

While investments are focused on earnings growth, JCC also searches for companies that it believes are trading at reasonable prices relative to their future earnings growth. To locate these opportunities, JCC subjects each company to a rigorous "bottom up" fundamental analysis, carefully researching each potential investment before and after it is incorporated into the fund.

Although themes may emerge in the fund, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for the fund, and any income realized on the fund's investments is incidental to its objective.

JCC may sell stocks when its expectations regarding earnings growth change, there is an earnings surprise, or the earnings change.

While the fund invests principally in common stocks, JCC may, to a lesser extent, invest in futures and foreign securities, or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 10 and in the SAI.

    WHAT IS A "BOTTOM UP" ANALYSIS?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.


/warning sign/ PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities markets as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o FOREIGN STOCKS

Investments in foreign securities (including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs)) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 o changes in currency values
 o currency speculation
 o currency trading costs
 o different accounting and reporting practices
 o less information available to the public
 o less (or different) regulation of securities markets
 o more complex business negotiations
 o less liquidity
 o more fluctuations in prices
 o delays in settling foreign securities transactions
 o higher costs for holding shares (custodial fees)
 o higher transaction costs
 o vulnerability to seizure and taxes
 o political instability and small markets
 o different market trading days
 o forward foreign currency contracts for hedging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 10.

/graph/ PAST PERFORMANCE

The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of stock performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.
--------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%) (1)

                                CLASS A SHARES

                                [GRAPH OMITTED]

(0.49)  58.62   1.17    3.81    (8.47)  47.12   17.06   16.82   63.98   58.46
--------------------------------------------------------------------------------
1990    1991    1992    1993    1994    1995    1996    1997    1998    1999

 (1) AS OF MARCH 31, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS 10.16%.
--------------------------------------------------------------------------------

                     QUARTER ENDED      RETURN
CLASS A SHARES:     ---------------   ---------
 Best Quarter:      12/31/99            31.77%
 Worst Quarter:     9/30/99           (17.64)%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

                                                        SINCE
                ONE YEAR     5 YEARS     10 YEARS     INCEPTION
               ----------   ---------   ----------   ----------
 A Shares        49.75%      37.64%       22.32%        21.60%
------------     -----       -----        -----         -----
 B Shares        53.43%         N/A          N/A        35.90%
------------     -----       -----        -----         -----
 M Shares*       55.85%      38.72%          N/A        27.83%
------------     -----       -----        -----         -----
 T Shares        58.49%      39.46%       23.44%        22.35%
------------     -----       -----        -----         -----
 S&P 500**       21.04%      28.51%       18.17%        14.33%
------------     -----       -----        -----         -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.

**SINCE INCEPTION OF CLASS A SHARES (5/08/86). SINCE INCEPTION OF CLASS B
SHARES
(10/01/95) IS 24.22%; CLASS M SHARES (10/01/93) IS 20.46%; AND CLASS T SHARES
(6/04/85) IS 15.08%.

/dollar sign/ FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)

                                             CLASS OF SHARES
                            A          B         C            M              T*
--------------------------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases
(AS A % OF OFFERING
PRICE)                   5.50%       None      None          1.00%         8.50%
Maximum deferred
sales charge (load)     None(a)     5.00%      None          1.00%(b)     None(a)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
(d)

                         % OF AVERAGE DAILY NET ASSETS
                                            CLASS OF SHARES
                                A         B         C         M        T*
                             -------   -------   -------   -------   ------
 Management fees             0.90%     0.90%     0.90%     0.90%     0.90%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%     0.00%
 Other expenses              0.18%     0.18%     0.18%     0.18%     0.18%
                             ----      ----      ----      ----      ----
 TOTAL ANNUAL FUND
 OPERATING EXPENSES          1.43%     2.08%     2.08%     1.98%     1.08%
 EXPENSE REDUCTION (C)       0.03%     0.03%     0.03%     0.03%     0.03%
                             ----      ----      ----      ----      ----
 NET OPERATING EXPENSES      1.40%     2.05%     2.05%     1.95%     1.05%
--------------------------   ----      ----      ----      ----      ----

(a) Certain purchases of Class A or Class T shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Contractual arrangement with Idex Management, Inc. through 4/30/2001.
(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 18.

*Not available to new investors.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.
If the shares are redeemed at the end of each period:


SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $685       $  975      $1,286      $2,166
  B*            $708       $  949      $1,216      $2,242
  C             $208       $  649      $1,116      $2,408
  M             $395       $  712      $1,154      $2,381
  T             $948       $1,162      $1,392      $2,053
-------------   ----       ------      ------      ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $685       $  975      $1,286      $2,166
  B*            $208       $  649      $1,116      $2,242
  C             $208       $  649      $1,116      $2,408
  M             $296       $  712      $1,154      $2,381
  T             $948       $1,162      $1,392      $2,053
-------------   ----       ------      ------      ------

* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

 IDEX JCC GLOBAL

SUMMARY OF RISKS AND RETURNS

/target/ OBJECTIVE

THE OBJECTIVE OF IDEX JCC GLOBAL IS LONG-TERM GROWTH OF CAPITAL IN A MANNER CONSISTENT WITH PRESERVATION OF CAPITAL.

The fund may be appropriate for investors who want capital growth without being limited to investments in U.S. securities, and who can stand the risks associated with foreign investing.

/chess piece/ PRINCIPAL STRATEGIES AND
              POLICIES

The sub-adviser, Janus Capital Corporation (JCC), seeks to achieve this objective by investing principally in:

o common stocks of foreign and domestic issuers
o depositary receipts including ADRs, GDRs and EDRs

The fund may invest on a worldwide basis in companies and securities issued by foreign or domestic governments, government agencies or other government entities of any size, regardless of country of organization or place of principal business activity.

JCC's main strategy is to use a "bottom up" approach to build the fund's portfolio. Foreign stocks are generally selected on a stock-by-stock basis without regard to defined allocation among countries or geographic regions.

When evaluating foreign investments, JCC (in addition to looking at individual companies) considers such factors as:

o expected levels of inflation in various countries
o government policies that might affect business conditions
o the outlook for currency relationships
o prospects for economic growth among countries, regions or geographic areas

JCC sells the fund's securities when its expectations regarding growth potential change.

While the fund invests principally in common stocks of foreign and domestic issuers and depositary receipts, JCC may, to a lesser extent, invest in forward foreign currency contracts and futures for hedging, or other securities and investment strategies in pursuit of the fund's investment objective, which are explained beginning on page 10 and in the SAI.

     WHAT IS A "BOTTOM UP" ANALYSIS?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

/warning sign/ PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o FOREIGN STOCKS

Investments in foreign securities (including ADRs, GDRs and EDRs) involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include:

 o changes in currency values
 o currency speculation
 o currency trading costs
 o different accounting and reporting practices
 o less information available to the public
 o less (or different) regulation of securities markets
 o more complex business negotiations
 o less liquidity
 o more fluctuations in prices
 o delays in settling foreign securities transactions
 o higher costs for holding shares (custodial fees)
 o higher transaction costs
 o vulnerability to seizure and taxes
 o political instability and small markets
 o different market trading days
 o forward foreign currency contracts for hedging

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 10.

/graph/ PAST PERFORMANCE

The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International World Index (MSCIW), a widely recognized unmanaged index of market performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.
--------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%) (1)

                                CLASS A SHARES


                               [GRAPHIC OMITTED]

31.28   0.62    20.03   26.76   20.44   24.86   63.31
--------------------------------------------------------------------------------
1993    1994    1995    1996    1997    1998    1999


(1) AS OF MARCH 31, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS 11.84%.
--------------------------------------------------------------------------------

                     QUARTER ENDED      RETURN
CLASS A SHARES:     ---------------   ---------

 Best Quarter:      12/31/99            43.29%
 Worst Quarter:      9/30/98          (16.02)%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

                                           SINCE
                ONE YEAR     5 YEARS     INCEPTION
               ----------   ---------   ----------
 A Shares        54.33%      28.70%        26.64%
------------     -----       -----         -----
 B Shares        57.75%         N/A        30.86%
------------     -----       -----         -----
 M Shares*       60.23%      29.68%        26.08%
------------     -----       -----         -----
 MSCIW**         25.06%      20.19%        17.73%
------------     -----       -----         -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
**SINCE INCEPTION OF CLASS A SHARES (10/01/92). SINCE INCEPTION OF CLASS B
SHARES
(10/01/95) IS 20.04% AND CLASS M SHARES (10/01/93) IS 17.23%.

[dollar sign/ FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)


                                              CLASS OF SHARES
                                  A          B         C         M
                               -------     -----      ----    --------
Maximum sales charge
(load) imposed on
purchases
(AS A % OF OFFERING PRICE)      5.50%       None      None    1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%      None    1.00%(b)
                               -------     -----      ----    --------

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(c) % OF AVERAGE DAILY NET ASSETS

                                       CLASS OF SHARES
                                A         B         C         M
                             -------   -------   -------   ------
 Management fees             1.00%     1.00%     1.00%     1.00%
 Distribution and service
 (12b-1) fees                0.35%     1.00%     1.00%     0.90%
 Other expenses              0.38%     0.38%     0.38%     0.38%
                             ----      ----      ----      ----
 TOTAL ANNUAL FUND
 OPERATING EXPENSES          1.73%     2.38%     2.38%     2.28%
 --------------------------

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 18.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $716       $1,065      $1,437      $2,479
  B*            $741       $1,042      $1,370      $2,555
  C             $241       $  742      $1,270      $2,716
  M             $428       $  805      $1,308      $2,689
-------------   ----       ------      ------      ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $716       $1,065      $1,437      $2,479
  B*            $241       $  742      $1,270      $2,555
  C             $241       $  742      $1,270      $2,716
  M             $329       $  805      $1,308      $2,689
-------------   ----       ------      ------      ------

* EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

IDEX JCC CAPITAL APPRECIATION

SUMMARY OF RISKS AND RETURNS

/target/ OBJECTIVE

THE OBJECTIVE OF IDEX JCC CAPITAL APPRECIATION IS LONG-TERM GROWTH OF CAPITAL.


This fund may be appropriate for investors who want capital growth and who can stand the risks associated with common stock investments.

/chess piece/  PRINCIPAL STRATEGIES AND
               POLICIES

The fund's sub-adviser, Janus Capital Corporation (JCC), seeks to achieve the fund's objective by investing principally in:

o common stocks of medium-sized companies

Medium-sized companies are those whose market capitalizations, at the time of purchase, fall within the range of the S&P Mid Cap 400 Index. As of February, 2000, this range was $170 million to $57 billion.

This fund invests in industries and stocks of companies that JCC believes are experiencing favorable demand for their products and services, and are operating in favorable competitive and regulatory environments.

JCC uses a "bottom up" approach when choosing securities for the fund's portfolio. JCC makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

Although themes may emerge in the fund, stocks are usually selected without regard to any defined industry sector or other similarly defined selection procedure. Though income is not an objective of the fund, some holdings might produce incidental income.

JCC may sell the fund's securities when its expectations regarding growth potential change.

While the fund invests principally in common stocks of medium-sized companies, JCC may, to a lesser extent, invest in stocks of smaller to larger companies, including some foreign companies, or other securities and investment strategies in pursuit of the fund's investment objective, which are explained beginning on page 10 and in the SAI.

    WHAT IS A "BOTTOM UP" ANALYSIS?
    When a sub-adviser uses a "bottom up" approach, it looks primarily at individual companies against the context of broad market factors. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

/warning sign/ PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o MEDUIUM-SIZED COMPANIES

These companies present additional risks because their earnings are less predictable, their share prices more volatile, and their securities less liquid than larger, more established companies.

THIS FUND IS NON-DIVERSIFIED.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 10.

    WHAT IS A NON-DIVERSIFIED FUND?
    A "non-diversified" fund has the ability to take larger positions in a smaller number of issuers. To the extent a fund invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the fund may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

/graph/  PAST PERFORMANCE

The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the S&P MidCap 400 Index (S&P 400), a widely recognized unmanaged index of stock performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.
--------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%) (1)

                                CLASS A SHARES

                               [GRAPHIC OMITTED]


36.62   13.00   12.18   31.32   119.22
---------------------------------------
1995    1996    1997    1998    1999


(1) AS OF MARCH 31, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS 2.89%.
--------------------------------------------------------------------------------

                    QUARTER ENDED      RETURN
CLASS A SHARES:     ---------------   ---------
Best Quarter:       12/31/99            56.94%
Worst Quarter:       9/30/98           (15.64)%
-----------------   --------          ------

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

                                                 SINCE
                      ONE YEAR     5 YEARS     INCEPTION
                     ----------   ---------   ----------
A Shares             107.17%       36.34%        36.88%
------------------   ------        -----         -----
B Shares             113.76%          N/A        36.73%
------------------   ------        -----         -----
M Shares*            115.65%       37.14%        37.66%
------------------   ------        -----         -----
S&P MidCap 400**      14.66%       22.97%        21.08%
------------------   ------        -----         -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999 THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.

**SINCE INCEPTION OF CLASS A SHARES AND CLASS M SHARES (12/02/94). SINCE INCEPTION OF CLASS B SHARES (10/01/95) IS 18.56%.

/dollar sign/ FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)

                                       CLASS OF SHARES
                            A          B         C          M
                        ---------   -------   ------    ---------
Maximum sales charge
(load) imposed on
purchases
(AS A % OF OFFERING
PRICE)                   5.50%       None      None       1.00%
Maximum deferred
sales charge (load)     None(a)     5.00%      None       1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)(d)

                         % OF AVERAGE DAILY NET ASSETS
                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             1.00%     1.00%     1.00%     1.00%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              0.67%     0.67%     0.67%     0.67%
                            ----      ----      ----      ----
TOTAL ANNUAL FUND
OPERATING EXPENSES          2.02%     2.67%     2.67%     2.57%
EXPENSE REDUCTION (C)       0.17%     0.17%     0.17%     0.17%
                            ----      ----      ----      ----
NET OPERATING EXPENSES      1.85%     2.50%     2.50%     2.40%
-------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Contractual arrangement with Idex Management, Inc. through 4/30/2001, for expenses that exceed 1.50%, excluding 12b-1 fees.
(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 18.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $728       $1,133      $1,563      $2,756
  B*            $753       $1,113      $1,500      $2,833
  C             $253       $  813      $1,400      $2,990
  M             $440       $  876      $1,437      $2,963
-------------   ----       ------      ------      ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $728       $1,133      $1,563      $2,756
  B*            $253       $  813      $1,400      $2,833
  C             $253       $  813      $1,400      $2,990
  M             $341       $  876      $1,437      $2,963
-------------   ----       ------      ------      ------

*EXAMPLES FOR CLASS B SHARES ASSUMES THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOUR PURCHASE THEM.

 IDEX ALGER AGGRESSIVE GROWTH

SUMMARY OF RISKS AND RETURNS

/target/ OBJECTIVE

THE OBJECTIVE OF IDEX ALGER AGGRESSIVE GROWTH IS LONG-TERM CAPITAL
APPRECIATION.

This fund may be appropriate for investors who seek capital growth aggressively, and who can tolerate wide swings in the value of their investment.

/chess piece/ PRINCIPAL STRATEGIES AND
              POLICIES

The fund's sub-adviser, Fred Alger Management, Inc. (Alger), seeks to achieve the fund's objective by investing fund assets principally in:

o equity securities such as common or preferred stocks
o convertible securities (convertible securities can be exchanged for, or converted into, common stock of such companies)

Under normal market conditions, the fund invests at least 85% of its assets in common stocks, which may include stocks of developing companies, of older companies that are entering a new stage of growth, and of companies whose products or services have a high unit volume growth rate. Alger may also invest in rights, warrants, options and futures.

When selecting stocks for the fund, Alger considers the following factors:

o insiders' activity
o market style leadership (market dominance of a particular company)
o institutional activity
o relative strength price change (price performance relative to an index)
o price-to-declining U.S. dollar
o earnings to projected change
o quarterly earnings per-share growth rate

Alger selects convertible securities for the fund that can be converted, or exchanged, for stock of the issuer. Convertible securities are often rated below investment grade (I.E., considered to be "junk bonds"), or not rated because they fall below debt obligations and just above common stock in order of preference or priority on the issuer's balance sheet. Alger invests in convertible securities which are rated at or above invesment grade.

Alger may take a temporary defensive position when the securities trading markets or the economy are experiencing excessive volatility or a prolonged general decline, or other adverse conditions exist (which is inconsistent with the fund's principal investment strategies). During this time, the fund may invest up to 100% of its assets in money market instruments and cash equivalents. Under these circumstances, the fund will be unable to achieve its investment objective.

Alger may sell a security in order to buy shares of another company expected to have greater potential for growth or to meet redemptions.

While the fund invests principally in equity and convertible securities, Alger may, to a lesser extent, invest in ADRs, money market instruments, repurchase agreements, or other securities and investment strategies in pursuit of its investment objective, which are explained beginning on page 10 and in the SAI.

/warning sign/ PRINCIPAL RISKS

The fund is subject to the following principal investment risks:

o STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.
Because the stocks the fund holds fluctuate in price, the value of your investment in the fund will go up and down.

o INVESTING AGGRESSIVELY

 o The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.
 o Rights, options and futures contracts may not be exercised and may expire worthless.
 o Warrants and rights may be less liquid than stocks.

o CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS FUND.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," beginning on page 10.

/graph/ PAST PERFORMANCE

The bar chart and the table below show the fund's annual returns and its long-term performance. The bar chart and table indicate the risks of investing in the fund by showing you how the fund's performance has varied from year to year. The bar chart does not reflect the impact of sales charges, which lower the fund's return. The table, which includes applicable sales charges, compares how the fund's average annual returns for different calendar periods compare to the returns of the S&P 500 Composite Stock Price Index (S&P 500), a widely recognized unmanaged index of market performance. The bar chart and table assume reinvestment of dividends and capital gains distributions. As with all mutual funds, past performance is not a prediction of future results.
--------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN as of 12/31 each year (%) (1)

                                CLASS A SHARES

                               [GRAPHIC OMITTED]

55.00   5.99    23.27   48.92   69.14
-------------------------------------
1995    1996    1997    1998    1999

(1) AS OF MARCH 31, 2000, THE END OF THE MOST RECENT CALENDAR QUARTER, THE FUND'S YEAR-TO-DATE RETURN FOR CLASS A WAS 10.74%.
--------------------------------------------------------------------------------

                     QUARTER ENDED     RETURN
CLASS A SHARES:     ---------------   --------
Best Quarter:       12/31/99           43.38%
Worst Quarter:      9/30/98           (9.47)%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99


                                          SINCE
               ONE YEAR     5 YEARS     INCEPTION
              ----------   ---------   ----------
A Shares        59.83%      38.24%        38.63%
-----------      -----       -----         -----
B Shares        63.67%         N/A        29.07%
-----------      -----       -----         -----
M Shares*       66.05%      39.19%        39.56%
-----------      -----       -----         -----
S&P 500**       21.04%      28.51%        26.01%
-----------      -----       -----         -----

*ALL SHARES DESIGNATED AS CLASS C SHARES PRIOR TO MARCH 1, 1999 WERE RENAMED AS CLASS M SHARES ON THAT DATE. EFFECTIVE NOVEMBER 1, 1999, THE FUND BEGAN OFFERING A NEW CLASS C SHARE THAT HAS DIFFERENT FEES AND EXPENSES THAN THE PREVIOUS CLASS C SHARE.
**SINCE INCEPTION OF CLASS A SHARES AND CLASS M SHARES (12/02/94). SINCE INCEPTION OF CLASS B SHARES (10/01/95) IS 24.22%.

/dollar sign/ FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHAREHOLDER FEES (fees paid directly from your investment)

                                              CLASS OF SHARES
                                 A           B         C       M
                                ----       ----      ------   ----

Maximum sales charge (load)
imposed on purchases
(AS A % OF OFFERING PRICE)      5.50%       None     None     1.00%
Maximum deferred sales
charge (load)                  None(a)     5.00%     None     1.00%(b)

(AS A PERCENTAGE OF PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LOWER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets) (d)

% OF AVERAGE DAILY NET ASSETS

                                      CLASS OF SHARES
                               A         B         C         M
                            -------   -------   -------   ------
Management fees             0.80%     0.80%     0.80%     0.80%
Distribution and service
(12b-1) fees                0.35%     1.00%     1.00%     0.90%
Other expenses              0.71%     0.71%     0.71%     0.71%
                            ----      ----      ----      ----
TOTAL ANNUAL FUND
OPERATING EXPENSES          1.86%     2.51%     2.51%     2.41%
EXPENSE REDUCTION (C)       0.31%     0.31%     0.31%     0.31%
                            ----      ----      ----      ----
NET OPERATING EXPENSES      1.55%     2.20%     2.20%     2.10%
-------------------------   ----      ----      ----      ----

(a) Certain purchases of Class A shares in amounts greater than $1 million are subject to a 1% contingent deferred sales charge for 24 months after purchase.
(b) Purchases of Class M shares are subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase.
(c) Contractual arrangement with Idex Management, Inc. through 4/30/2001, for expenses that exceed 1.20%, excluding 12b-1 fees.
(d) Annual fund operating expenses are estimated based on the fund's expenses for the fiscal year ended 10/31/99.
A $10 semi-annual fee is imposed on accounts open for over 2 years that are below a minimum balance due to redemptions. See page 18.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
EXAMPLE

This example is here to help you compare the cost of investing in this fund with that of other mutual funds. It shows the cumulative expenses you would pay if you invested $10,000 and held your shares for various time periods, with a 5% annual return and fund operating expenses remaining the same. This return is for illustration purposes and is not guaranteed. Actual costs may be higher or lower.

If the shares are redeemed at the end of each period:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,074      $1,473      $2,586
  B*            $723       $1,052      $1,408      $2,663
  C             $223       $  752      $1,308      $2,823
  M             $410       $  815      $1,345      $2,796
-------------   ----       ------      ------      ------

If the shares are not redeemed:

SHARE CLASS      1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------   --------   ---------   ---------   ---------
  A             $699       $1,074      $1,473      $2,586
  B*            $223       $  752      $1,308      $2,663
  C             $223       $  752      $1,308      $2,823
  M             $311       $  815      $1,345      $2,796
-------------   ----       ------      ------      ------

*EXAMPLES FOR CLASS B SHARES ASSUME THEY WILL CONVERT TO CLASS A SHARES EIGHT YEARS AFTER YOU PURCHASE THEM.

EXPLANATION OF STRATEGIES AND RISKS

HOW TO USE THIS SECTION

In the discussions of the individual funds on pages 2 through 9, you found descriptions of the principal strategies and risks associated with each fund. In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the fund you are interested in. Then refer to this section and read about the risks particular to that fund. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.


/chess piece/  DIVERSIFICATION. The 1940 Act classifies
               investment companies as either diversified or non-diversified.

Diversification is the practice of spreading a fund's assets over a number of issuers to reduce risk. A non-diversified fund has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a diversified fund.

The funds, except IDEX JCC Capital Appreciation, qualify as diversified funds under the 1940 Act. The diversified funds are subject to the following diversification requirements (which are set forth in full in the SAI):

o As a fundamental policy, with respect to 75% of the total assets of a fund, the fund may not own more than 10% of the outstanding voting shares of any issuer (other than U.S. government securities) as defined in the 1940 Act and, with respect to some funds, in other types of cash items.

o As a fundamental policy with respect to 75% of the total assets of a fund, the fund will not purchase a security of any issuer if such would cause the portfolio's holdings of that issuer to amount to more than 5% of the fund's total assets. IDEX JCC Capital Appreciation reserves the right to become a diversified investment company (as defined by the 1940 Act).

/chess piece/ CONCENTRATION. Unless otherwise stated in a fund's objective or its principal strategies and policies, as a fundamental policy governing concentration, no fund will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities. Unless otherwise stated in a fund's objective or its principal strategies and policies, as an operating policy, no fund will invest 25% of its total assets in any one particular industry, other than U.S. government securities.

/warning sign/ INVESTING IN COMMON STOCKS. Many factors cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. When your fund holds stocks, there is a risk that some or all of them may be down in price when you choose to sell fund shares, causing you to lose money. This is called market risk.

/warning sign/ INVESTING IN PREFERRED STOCKS. Because these stocks come with a promise to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. But if a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in bonds," below.)

/warning sign/ INVESTING IN "CONVERTIBLES," PREFERRED STOCKS, AND BONDS. Since preferred stocks and corporate bonds pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities go up and down in price inversely to interest rates as the common stock does, adding to their market risk.

/warning sign/ VOLATILITY. The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk because even though your fund may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile fund is down, you could lose more. Price changes may be temporary and for extended periods.

/warning sign/ INVESTING IN BONDS. Like common stocks, bonds fluctuate in value, though the factors causing this are different, including:

o CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

o LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

o DEFAULTS. All bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

o DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's and S&P. The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

o LOW RATING. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, subject to greater price volatility and are less liquid.

o LACK OF RATING. Some bonds are considered speculative, or for other reasons are not rated. Such bonds must pay a higher interest rate in order to attract investors. They're considered riskier because of the higher possibility of default or loss of liquidity.

o LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that case, the bond may be hard to sell or "liquidate" (convert to cash).

Please see Appendix A for a description of bond ratings.

/warning sign/ INVESTING IN FOREIGN SECURITIES. Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks not usually associated with U.S. securities, including:

 CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops, the value of your fund shares could drop too, even if the securities are strong. Dividend and interest payments may be lower. Factors affecting exchange rates are: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and any currency manipulation by banks.

o CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation.

o CURRENCY TRADING COSTS. Some funds also invest in American Depository Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. The fund incurs costs when it converts other currencies into dollars, and vice-versa.

o EURO CONVERSION. On January 1, 1999, certain participating countries in the European Economic Monetary Union (EU) adopted the "Euro" as their official currency. Other EU member countries may convert to the Euro at a later date. As of January 1, 1999, governments in participating countries are issuing debt and redenominate existing debt in Euros; corporations may choose to issue stocks or bonds in Euros or national currency. The new European Central Bank, (the "ECB") will assume responsibility for a uniform monetary policy in participating countries. Euro conversion risks that could affect a fund's foreign investments include: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts in existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January
     1, 1999 through December 31, 2001 and beyond; (4) potential U.S. tax issues with respect to fund securities; and (5) the ECB's ability to manage monetary policies among the participating countries.

o DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

o LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

o LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S.

o MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a fund might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

o LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

o SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

o HIGHER CUSTODIAL CHARGES. Fees charged by the fund's custodian for holding shares are higher for foreign securities than those of domestic securities.

o VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Fund interest, dividends and capital gains may be subject to foreign withholding taxes.

o POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities. Regulation of banks and capital markets can be weak.

o DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

o HEDGING. A fund may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a fund's currency exposure from one currency to another removes the fund's opportunity to profit from the original currency and involves a risk of increased losses for the fund if the sub-adviser's projection of future exchange rates is inaccurate.

o EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically,

 EXPLANATION OF STRATEGIES AND RISKS

    the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

/warning sign/ INVESTING IN FUTURES, OPTIONS AND DERIVATIVES. Besides conventional securities, your fund may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts involve additional risks and costs. Risks include:

o Inaccurate market predictions. If the sub-adviser is wrong in its expectation, for example, with respect to interest rates, securities prices or currency markets, the contracts could produce losses instead of gains.

o Prices may not match. Movements in the price of the financial contracts may be used to offset movements in the price of other securities included in the fund's portfolio. If those prices don't correlate or match closely (I.E., imperfect correlation), the benefits of the transaction might be diminished and the fund may lose money which may result in substantial losses.

o Illiquid markets. If there is no market for the contracts, the fund may not be able to control losses.

o Tax consequences. A fund may have to delay closing out certain derivative positions to avoid adverse tax consequences.


/warning sign/ INVESTING IN STOCK INDEX FUTURES. Futures involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

o    inaccurate market predictions

o    imperfect correlation

o    illiquidity

o    tax consequences

o    potential unlimited loss

o volatile net asset value due to substantial fluctuations in the value of these futures

/warning sign/ INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the fund's securities decline.

Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a fund's manager makes the incorrect prediction, the opportunity for loss can be magnified.

/warning sign/ ZERO COUPON SECURITIES. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

/warning sign/ GENERAL OBLIGATION BONDS. General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

/warning sign/ SPECIAL REVENUE BONDS. Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Investors in these bonds are exposed to the credit standing of the municipality. If the municipality defaults on the bonds, there may be a loss on the investment.

/warning sign/ PRIVATE ACTIVITY BONDS. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to Alternate Minimum Tax (AMT).

/warning sign/ TAX INCREMENT FINANCING BONDS. Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

/warning sign/ VARIABLE RATE DEMAND INSTRUMENTS. Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 13 months.

/warning sign/ CREDIT ENHANCEMENT. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

/warning sign/ INVESTING IN TAX-EXEMPT SECURITIES. Some municipal obligations pay interest that, while tax-exempt, may be considered a "preference item" for determining the federal alternative minimum tax. This may result in your paying more tax than you would have otherwise. Also, Congress periodically threatens to limit or do away with the tax exemption on municipal obligations. If that happened, it could substantially reduce the value of your fund's assets.

/warning sign/ INVESTING IN SPECIAL SITUATIONS. Each fund may invest in "special situations" from time to time. Special situations arise when, in the opinion of a fund manager, a company's securities may be undervalued, then increase considerably in price, due to:

o   a new product or process

o   a management change

o   a technological breakthrough

o   an extraordinary corporate event

o a temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a fund will depend on the size of the fund's investment in a situation.

/warning sign/ PORTFOLIO TURNOVER. A fund may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these funds, although certain tax rules may restrict a fund's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a fund. The funds ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders. IDEX JCC Global had turnover rates greater than 100% for the fiscal year ended October 31, 1999.

/question mark/ INVESTMENT STRATEGIES. A fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Trustees. No fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the funds to other risks and considerations, which are discussed in the Fund's SAI.

/warning sign/ GROWTH INVESTING. Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A fund may underperform other funds that employ a different style. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth-oriented funds typically will underperform when value investing is in favor.

/warning sign/ VARIOUS INVESTMENT TECHNIQUES. Various investment techniques are utilized to increase or decrease exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the fund's portfolio of investments and are not used for leverage.

HOW THE IDEX FUNDS ARE MANAGED AND ORGANIZED

IDEX Mutual Funds is run by a Board of Trustees.

The assets of each fund are managed by an investment adviser, who in turn selects sub-advisers, who have hired fund managers. All such advisers to the funds are supervised by the Board of Trustees. You can find information about the Trustees and officers of the Fund in the SAI.

IDEX MANAGEMENT, INC. (IMI), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser to the Fund. IMI has been serving as an investment adviser since 1985.

The investment adviser hires sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of securities and administration of the funds. For these services, it is paid an advisory fee. This fee is based on the average daily net assets of each fund, and is paid at the rates shown in the table below.

IMI is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

Here is a listing of the sub-advisers and the funds they manage:

SUB-ADVISER     FUND NAME
-----------     ------------------------------
JCC             IDEX JCC Growth
                IDEX JCC Global
                IDEX JCC Capital Appreciation
Alger           IDEX Alger Aggressive Growth

--------------------------------------------------------------------------------
ADVISORY FEE SCHEDULE--ANNUAL RATES
--------------------------------------------------------------------------------

                                  IDEX
                                  JCC*          IDEX       IDEX
                                 CAPITAL         JCC       JCC*
AVERAGE DAILY NET ASSETS      APPRECIATION     GLOBAL     GROWTH
--------------------------    ------------     --------   -------
First $750 million                  1.00%      1.00%      1.00%
--------------------------          ----       ----       ----
the next $250 million               0.90%      0.90%      0.90%
--------------------------          ----       ----       ----
over $1 billion                     0.85%      0.85%      0.85%
--------------------------          ----       ----       ----

*IMI has contractually agreed to waive a portion of its advisory fee for this fund as follows: 0.0250% of average daily net assets from $100 - $500 million (net 0.9750%); 0.0750% of assets from $500 - $750 million (net 0.9250%);
0.0250% of assets from $750 million - $1 billion (net 0.8750%); and 0.0250% of assets above $1 billion (net 0.8250%).
--------------------------------------------------------------------------------

                         IDEX
                        ALGER
AVERAGE DAILY         AGGRESSIVE
NET ASSETS              GROWTH
-------------------- -----------
First $500 million      0.80%
--------------------    ----
over $500 million       0.70%
--------------------    ----

For the fiscal year ended October 31, 1999, each fund paid the following management fee as a percentage of the fund's average daily net assets, after reimbursement and/or fee waivers (if applicable):

 IDEX JCC Capital Appreciation   0.82%
 IDEX JCC Global                 1.00%
 IDEX JCC Growth                 0.87%
 IDEX Alger Aggressive Growth    0.56%

 HOW THE IDEX FUNDS ARE MANAGED AND ORGANIZED

Day-to-day management of the investments in each fund is the responsibility of the fund manager. The fund managers for IDEX Mutual Funds are:

IDEX JCC GROWTH

EDWARD KEELY, vice president, serves as manager of this fund.

Mr. Keely has been sole manager of this fund since January, 2000. He served as co-manager of the fund since January, 1999. Prior to joining JCC in 1998, he was a senior vice president of investments at Founders.

JCC has provided investment advisory services to various clients since 1978.

IDEX JCC GLOBAL

HELEN YOUNG HAYES, CFA, executive vice president, and LAURENCE CHANG, CFA, executive vice president, serve as co-managers of this fund. Ms. Hayes has served as manager or co-manager of this fund since inception. She has been employed by JCC since 1987. Laurence Chang has served as co-manager of this fund since January 2000. Before joining JCC in 1993, Mr. Chang was a project director at the National Security Archive.

IDEX JCC CAPITAL APPRECIATION

JAMES P. GOFF, executive vice president, has managed this fund since its inception. He joined JCC in 1988.

IDEX ALGER AGGRESSIVE GROWTH

DAVID D. ALGER has been employed by Alger since 1971 and has served as president since 1995. He has managed this fund since inception.

DAVID HYUN has served as co-manager of this fund since February 1998. He has been employed by Alger as a senior research analyst since 1991, as a portfolio manager since 1997 and as a senior vice president since 1998.

Alger has provided investment advisory services to various clients since 1964.

SHAREHOLDER INFORMATION

/question mark/ OPENING AN ACCOUNT

If you are opening a fund through a registered representative, he or she can assist you with all phases of your investment.

If you are investing through an authorized dealer, the dealer is responsible for opening your account and providing your taxpayer ID number. If you already have an IDEX account, you do not need additional documentation.

The Fund or its agents may reject a request for purchase of shares at any time, including any purchase under the exchange privilege.

NEW ACCOUNT APPLICATION

Fill out the New Account Application form which is included in this prospectus. IRAs and other retirement accounts require a different application, which you can request by calling 1-888-233-IDEX (4339) or writing IDEX Customer Service. You can avoid future inconvenience by signing up for any services you think you may later use.

Note: On your application, be sure to include your social security number or taxpayer identification number. If you don't, your account may be subject to backup withholding, or be closed.

There are many ways that you can pay for your shares. The minimum initial purchase is $500 for Class A, B and T shares, and $1,000 for Class C and Class M shares and shares purchased through authorized dealers. There is a $50 minimum on additional purchases. Purchases through regular investment plans, like the Automatic Investment Plan, have no minimum to open an account, but you must invest at least $50 monthly per account.

/question mark/ SHARE TRANSACTIONS

Depending on privileges established on your account, you may buy, sell or exchange shares in several ways. You may do so in writing, by phone request or you may access your account through the internet. You may make payments, or receive payment for your redemptions, via an electronic funds transfer or by check.

/question mark/ HOW TO SELL SHARES

Your request to sell your shares and receive payment may be subject to:

o  the privileges or features established on your account

o  the type of account you have, and if there is more than one owner

o  the dollar amount you are requesting

o if there have been recent changes made to your account (such as an address change) or other circumstances that may require a written request or signature guarantees

There are several ways to request redemption of your shares:

o  in writing (by mail or fax)

o  by internet access to your account(s) at www.idexfunds.com

o by telephone request using our touch-tone automated system, IDEX InTouch(SM), or by a person-to-person verbal request

The proceeds of your redemption may be paid by check, or by direct deposit to your bank account subject to any restrictions that may be applicable. Purchases may be held at IDEX up to 15 calendar days (or until your funds have cleared) before they are eligible for redemption. Certain exceptions may apply.

/question mark/ HOW TO EXCHANGE SHARES

You can exchange $500 or more of one fund for shares in the same class of another fund. As explained below, you may be able to exchange your shares into any one of the three portfolios of the Cash Equivalent Fund (CEF) without a sales charge. Any CDSC will be calculated from the date you bought your original shares. This means your new shares will be the same age as your old shares, so your sales charge will not increase because of the exchange. The minimum exchange to a new account is $500 unless an automatic investment plan is established on the new account.

Prior to making exchanges into a fund that you do not own, read this prospectus carefully. You can request share exchanges over the telephone unless you have declined the privilege on your application. You can also exchange shares of the same class automatically at regular intervals, from one fund to another.

MONEY MARKET EXCHANGE PRIVILEGE

You can exchange Class A, C and T shares for any of the three CEF portfolios. You may exchange Class B and M shares only into the CEF's Money Market Portfolio.

SPECIAL RULES FOR CLASS B OR M SHARES IN MONEY MARKET FUND EXCHANGES

When exchanging Class B or M shares for shares of the CEF Money Market Portfolio, you will not be charged a CDSC. If you later sell the Class B or M shares of the CEF, you will be charged the sales charge, but the time that you held those Class B or M shares of the CEF will not count toward calculating the sales charge.

The Fund may restrict the number of times that you may exchange your shares. Please see the section below titled "Excessive Trading."

SPECIAL SITUATIONS FOR EXCHANGING SHARES

o Class T shares may be exchanged for only Class A shares of any IDEX fund, other than IDEX JCC

 SHAREHOLDER INFORMATION

    Growth. Class A shares of all IDEX funds are subject to distribution and service (12b-1) fees.

o You may not exchange other classes of shares of the IDEX funds for Class T shares.

o The Fund reserves the right to modify or terminate the exchange privilege at any time.

EXCESSIVE TRADING

The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund does not permit excessive trading/market-timing. Excessive purchases, redemptions or exchanges of fund shares disrupt portfolio management and drive fund expenses higher. The Fund may limit or terminate your exchange privileges or may not accept future investments from you if you engage in excessive trading. In determining excessive trading, we consider frequent purchases and redemptions having similar effects as exchanges to be excessive trading. Four or more exchanges in a quarter (3 months) is considered excessive trading, though the Fund reserves the right to impose restrictions if there are less frequent transactions.

/question mark/ OTHER ACCOUNT INFORMATION

MINIMUM PURCHASES

o $500 for Class A, B and T shares; $1,000 for Class C and M shares; additional purchases are a minimum of $50.

If your check, draft or electronic transfer is returned unpaid by your bank, the Fund may charge a $15 fee.

PRICING OF SHARES

Each fund's price (NAV) is calculated on each day the New York Stock Exchange
(NYSE) is open for business. The NAV of each class is calculated by dividing its assets less liabilities by the number of its shares outstanding.

If the Fund receives your order by regular closing time of the NYSE (usually 4 p.m. New York time), you will pay or receive that day's NAV plus any applicable sales charges. If later, it will be priced based on the next day's NAV. Share prices may change when a fund holds shares in companies traded on foreign exchanges that are open on days the NYSE is closed.

In determining NAV, each fund's portfolio investments are valued at market value. Investments for which quotations are not readily available are valued at fair value determined in good faith under the supervision of the Board of Trustees.

MINIMUM ACCOUNT BALANCE

Due to the proportionately higher cost of maintaining customer accounts with balances below the stated minimums for each class of shares, the Fund reserves the right to close such accounts. However, the Fund will provide a 60-day notification to you prior to assessing a minimum account fee, or closing, any account. The following describes the fees assessed to accounts with low balances:

No fees will be charged on:

o  accounts opened within the preceding 24 months

o accounts with an active monthly Automatic Investment Plan ($50 minimum per account)

o accounts owned by individuals which, combined, have a balance of $5,000 or more

  ACCOUNT BALANCE               FEE ASSESSMENT
   If your balance is        $10 fee assessed every
   below $500 due to         6 months, until
   redemptions (Class A,     balance reaches $500
   B & T shares) ($1,000     for Class A, B & T
   for Class C & M           and $1,000 for Class
   shares)                   C & M shares

   If your balance is        Your account will be
   below $250, due to        charged a fee and be
   redemptions               liquidated; any
                             applicable CDSC will
                             be deducted, and a
                             check will be mailed
                             to the address of
                             record

TELEPHONE TRANSACTIONS

The Fund, InterSecurities, Inc. (ISI) and Idex Investor Services, Inc. (IIS) are not liable for complying with telephone instructions which are deemed by them to be genuine. The Fund, ISI and IIS will employ reasonable procedures to make sure telephone instructions are genuine. In situations where the Fund, ISI or IIS reasonably believe they were acting on genuine telephone instructions, you bear the risk of loss. These procedures may include requiring personal identification, providing written confirmation of transactions, and tape recording conversations. The Fund has the right to modify the telephone redemption privilege at any time.

Telephone redemption with payment by check is not allowed within 10 days of a change of registration/ address. Call IDEX Customer Service (1-888-233-IDEX (4339)) or see the SAI for details. You may redeem up to $50,000 worth of shares by phone and get your money by direct deposit to a pre-authorized bank account. No fee is charged.

PROFESSIONAL FEES

Your financial professional may charge a fee for his or her services. This fee will be in addition to any fees charged by IDEX. Your financial professional will answer any questions that you may have regarding such fees.

WIRE TRANSACTIONS

In most cases, the Fund can send your redemption money via a federal funds bank wire. The Fund charges a $10 fee for this service, in addition to any fee your bank may charge. For more details, call IDEX Customer Service (1-888-233-IDEX
(4339)) or see the SAI.

REINVESTMENT PRIVILEGE

Within a 90 day period after you sell your shares, you have the right to "reinvest" your money in any fund of the same class. You will not incur a new sales charge if you use this privilege within the allotted time frame. Any CDSC you paid on your shares will be credited to your account. You may reinvest the proceeds of a Class B share sale (less the CDSC) in Class A shares without paying the up-front sales charge. Send your written request to the Fund along with your check for your reinvestment privileges.

STATEMENTS AND REPORTS

The Fund will send you a confirmation statement after every transaction that affects your account balance or registration. Please review the confirmation statement carefully and promptly notify IDEX in writing of any error or you will be deemed to have ratified the transaction as reported to you. If you are enrolled in the Automatic Investment Plan and invest on a monthly basis, you will receive a quarterly confirmation. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Financial reports for the funds, which include a list of the holdings, will be mailed twice a year to all shareholders.

A Historical Statement may be ordered for transactions of prior years.

SHARE CERTIFICATES

The majority of shareholders prefer their shares to be recorded on the Fund's books and no certificates issued.


If you would like certificates representing your shares, call or write IDEX Customer Service (1-888-233-IDEX (4339)) to request them. You may return share certificates to the Fund for re-deposit at any time. If your share certificates are lost or stolen, notify IDEX Customer Service immediately. There may be a charge for canceling and replacing lost or stolen share certificates. Remember, if you ask for a certificate for your shares, you will not be able to redeem or exchange your shares by telephone. You will have to send your share certificates to the Fund in order to redeem or exchange your shares. Share certificates can be issued with the following limitations:

o  no certificates issued for fractional shares

o  no certificates issued for less than 30 shares

o no certificates issued for retirement plan accounts with State-Street Bank & Trust Co. as custodian

o  certificates are issued to the owner of the account on file only

PERSONAL SECURITIES TRADING

The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy that has been adopted by the Board of Trustees of the Fund. Access Persons must use the guidelines established by this Policy for all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's sub-advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their particular business needs. Each sub-adviser must report to the Board of Trustees on a quarterly basis with respect to the administration and enforcement of such Policy, including any violations thereof which may potentially affect the Fund.

/question mark/ DISTRIBUTIONS AND TAXES

Each of our funds intends to elect and qualify as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a fund will not be subject to federal income tax on ordinary income and capital gains, if any, that it distributes to its shareholders.

TAXES ON DISTRIBUTIONS FROM THE FUNDS

The following summary does not apply to:

o  qualified retirement accounts

o  tax-exempt investors

Fund distributions are taxable to you as ordinary income to the extent they are attributable to a fund's net investment income, certain net realized foreign exchange gains, and net short-term capital gains. They are taxable to you as long-term capital gain (at the federal rate of 20%) to the extent they are attributable to the fund's excess of net long-term capital gains over net short-term capital losses. The tax status of any distribution is the same regardless of how long you have been a shareholder of the fund and whether you elect to reinvest distributions or receive cash. Certain distributions paid by a fund in January may be taxable to shareholders as if they were received on the prior December 31. The tax status of dividends and distributions for each calendar year will be detailed in your annual tax statement or tax forms from the Fund.

TAXES ON THE SALE OF SHARES

Any sale or exchange or redemption of fund shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement or other tax- advantaged account). You will generally

SHAREHOLDER INFORMATION

recognize taxable gain or loss on a sale, exchange or redemption of your shares based upon the difference between your cost (basis) in the shares and the amount you receive for them. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gains dividends that were received with respect to the shares.

If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount.

WITHHOLDING TAXES

The Fund will be required to withhold 31% of any reportable income payments made to a shareholder (which may include dividends, capital gains distributions, and share redemption proceeds) if the shareholder has not provided an accurate taxpayer identification number to the Fund in the manner required by IRS regulations.

UNCASHED CHECKS ISSUED ON YOUR ACCOUNT

If any check we issue related to your account is returned by the Post Office as undeliverable, or remains outstanding (uncashed) for six months, we reserve the right to reinvest check proceeds back into your account at the net asset value next calculated after reinvestment. We will then also change your account distribution option from CASH to REINVEST. Interest does not accrue on amounts represented by uncashed checks.

MINIMUM DIVIDEND CHECK AMOUNTS

To control costs associated with issuing and administering dividend checks, we reserve the right to not issue checks under a specified amount. For accounts with the CASH BY CHECK dividend distribution option, if the dividend payment total is less than $10, the distribution will be reinvested into the account and no check will be issued, though the account option for future distributions will remain unchanged.

NON-RESIDENT ALIEN WITHHOLDING

If you are a non-U.S. investor, your financial professional should determine whether Fund shares may be sold in your jurisdiction. Shareholders that are not U.S. persons under the Internal Revenue Code are subject to different tax rules. Dividends and capital gains distributions may be subject to non-resident alien withholding.

OTHER TAX INFORMATION

This tax discussion is for general information only. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from the Fund. More information is provided in the SAI. You should also consult your own tax advisor for information regarding all tax consequences applicable to your investments in the Fund.

         HOW TO BUY SHARES                            TO OPEN A NEW ACCOUNT (FIRST-TIME IDEX INVESTORS)

BY MAIL                           Send your completed application and check payable to:
[GRAPHIC OMITTED]                 Idex Investor Services, Inc., P.O. Box 9015, Clearwater, Florida 33758-9015;
                                  For Overnight Delivery: 570 Carillon Parkway, St. Petersburg, Florida 33716

THROUGH AN AUTHORIZED DEALER      The dealer is responsible for opening your account and providing IDEX with your
[GRAPHIC OMITTED]                 Taxpayer ID Number. The minimum order from an authorized dealer is $1,000.

BY AUTOMATIC INVESTMENT PLAN      Send your completed application, along with a check for your initial investment (if
 [GRAPHIC OMITTED]                any), payable to Idex Investor Services, Inc., P.O. Box 9015, Clearwater, Florida
                                  33758-9015.

                                                               TO ADD TO YOUR EXISTING ACCOUNT

 BY CHECK                         Make your check payable to Idex Investor Services Inc. and mail it to:
[GRAPHIC OMITTED]                 P.O. Box 9015, Clearwater, FL 33758-9015; or, for overnight delivery: 570 Carillon
                                  Parkway, St. Petersburg, FL 33716. Third party checks, or checks endorsed to IDEX, will not be accepted. All checks must be made payable to Idex Investor Services, Inc.

 BY AUTOMATIC INVESTMENT PLAN     With an Automatic Investment Plan (AIP), a level dollar amount is invested monthly
 [GRAPHIC OMITTED]                and payment is deducted electronically from your bank account. Call or write IDEX
                                  Customer Service to establish an AIP.

 BY TELEPHONE                     The electronic funds transfer privilege must be established in advance, when you open
 [GRAPHIC OMITTED]                your account, or by adding this feature to your existing account. Select "Electronic
                                  Bank Link" on the Application or write to the Fund. Funds can then be transferred electronically from your bank to the Fund. Call IDEX Customer Service to invest by phone, either through our automated IDEX InTouchSM system (1-888-233-IDEX
                                  (4339)), or by speaking directly with your representative. Shares will be purchased via electronic funds when the money is received by IDEX, usually 2-4 business days after the request.

 THROUGH AUTHORIZED DEALERS       If your dealer has already established your account for you, no additional
[GRAPHIC OMITTED]                 documentation is needed. Call your dealer to place your order. The dealer's bank may charge you for a wire transfer. (The Fund currently does not charge for this service.)
                                  The Fund must receive your payment within three business days after your order is accepted.

 BY THE INTERNET                  You may request a transfer of funds from your bank account to the Fund. Visit our
[GRAPHIC OMITTED]                 website at www.idexfunds.com. Payment will be transferred from your bank account electronically. Shares will be purchased via electronic funds when the money is received by IDEX, usually 2-4 business days after the request.

 BY PAYROLL DEDUCTION             You may have money transferred regularly from your payroll to your IDEX account.
 [GRAPHIC OMITTED]                Please instruct your employer's payroll department to do so. Call IDEX Customer
                                  Service (1-888-233-IDEX (4339)) to establish this deduction.

 BY WIRE TRANSFER                 Request that your bank wire funds to the Fund. You must have an existing account to
 [GRAPHIC OMITTED]                make a payment by wire transfer. Ask your bank to send your payment to:
                                    Bank of America, NA, Tampa, FL, ABA# 063100277,
                                    Credit: Idex Investor Services Acct #: 3601194554,
                                    Ref: Shareholder name, IDEX fund and account numbers.

 SHAREHOLDER INFORMATION

          TO RECEIVE PAYMENT BY                                     HOW TO REQUEST YOUR REDEMPTION

 DIRECT DEPOSIT - ACH                  Call IDEX Customer Service (1-888-233-IDEX (4339)) to verify that this feature is in
  (ONLY FOR ACCOUNTS THAT ARE NOT      place on your account. Maximum amount per day is the lesser of your balance or
  QUALIFIED RETIREMENT PLANS)          $50,000. Request an "ACH redemption" in writing, by phone (automated IDEX
  [GRAPHIC OMITTED]                    InTouch(SM) system (1-888-233-IDEX (4339)) or person-to-person), or by internet access to your account. Payment should usually be received by your bank account 3-5 banking days after your request. The Fund does not charge for this payment option.
                                       Certain IRAs and Qualified Plans may not be eligible for ACH redemptions.

DIRECT DEPOSIT                         Call IDEX Customer Service (1-888-233-IDEX (4339)) to be sure this feature is in
  (ELECTRONIC FUNDS TRANSFER-FEDERAL   place on your account. Maximum amount per day is the lesser of your available
  FUNDS BANK WIRE)                     balance or $50,000 (with a minimum of $1,000). Request an "Expedited Wire
  [GRAPHIC OMITTED]                    Redemption" in writing, or by phone (person-to-person request). Payment should be received by your bank account the next banking day after your request. The Fund charges $10 for this service. Your bank may charge a fee as well.

CHECK TO THE ADDRESS OF RECORD         WRITTEN REQUEST:
[GRAPHIC OMITTED]                      Send a letter requesting a withdrawal to the Fund and include any share certificates you may have. Specify the fund, account number, and dollar amount or number of shares you wish to redeem. Mail to: Idex Investor Services, P.O. Box 9015, Clearwater,
                                       FL 33758-9015. Attention: Redemptions. Be sure to include all account owners'
                                       signatures and any additional documents, as well as a signature guarantee(s) if required
                                       (see "How To Sell Shares").

                                       TELEPHONE OR INTERNET REQUEST:
                                       If your request is not required to be in writing (see "How To Sell Shares"), you may call IDEX Customer Service (1-888-233-IDEX (4339)) and make your request using the automated IDEX InTouchSM system (1-888-233-IDEX (4339)), by person-to-person, or by accessing your account on the internet. Maximum amount per day is the lesser of your available balance or $50,000.

                                       If an address change was made in the last 10 days, the check will not be mailed until after the 10 day period following the address change. To avoid this, IDEX requires a redemption request in writing signed and signature guaranteed by all shareholders.

CHECK TO ANOTHER PARTY/ADDRESS         This request must be in writing, regardless of amount, with all account owners'
[GRAPHIC OMITTED]                      signatures guaranteed. Mail to: Idex Investor Services, P.O. Box 9015, Clearwater, FL
                                       33758-9015. Attention: Redemptions.

PERIODIC AUTOMATIC PAYMENT             You can establish a Systematic Withdrawal Plan (SWP) either at the time you open
  (BY DIRECT DEPOSIT-ACH OR CHECK)     your account or at a later date. Call IDEX Customer Service (1-888-233-IDEX (4339))
                                       for assistance. You must have a minimum balance of $10,000 in your account.

BY EXCHANGE                            You may request an exchange in writing, by phone (automated IDEX InTouch(SM)
[GRAPHIC OMITTED]                      system (1-888-233-IDEX (4339)) or person-to-person), or by accessing your account through the internet.

THROUGH AN AUTHORIZED DEALER           You may redeem your shares through an authorized dealer. (They may impose a service
[GRAPHIC OMITTED]                      charge.) Contact your Registered Representative or call IDEX Customer Service
                                       (1-888-233-IDEX (4339)) for assistance.

NOTE: Purchases must be held at IDEX up to 15 calendar days (or until the funds have cleared) before they are eligible for redemption. Certain exceptions may apply.


CHOOSING A SHARE CLASS

The Fund offers four share classes, each with its own sales charge and expense structure. (An additional class, Class T, is offered through IDEX JCC Growth, but Class T shares are not available to new investors.) Also, effective March 1, 1999, shares that were designated as Class C shares became Class M shares. They have an initial sales charge of 1.00% and a contingent deferred sales charge (CDSC) of 1.00% if you sell within 18 months of purchase. The sales charge and CDSC only apply to shares purchased after February 28, 1999.

The Fund began offering a new Class C share on November 1, 1999. This new Class C share has no initial or deferred sales charges. All shares that were designated as Class C shares prior to March 1, 1999, which then converted to Class M shares on that date, will continue as Class M shares.

The amount of your investment and the amount of time that you plan to hold your shares will determine which class of shares you should choose. You should make this decision carefully because all of your future investments in your account will be in the same share class that you designate when you open your account. Your financial professional can help you choose the share class that makes the best sense for you.

If you are investing a large amount and plan to hold your shares for a long period, Class A or Class M shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if you plan to invest for a period of at least 6 years) or Class C shares (if you plan to invest for a period of less than 6 years).

 The Fund may, at any time and in its sole discretion, add, delete, or change the sales charges for any share class.

CLASS A SHARES -- FRONT LOAD

With Class A shares, you pay an initial sales charge only when you buy shares. (The offering price includes the sales charge.)

If you are investing $1 million or more (either as a lump sum or through any of the methods described above), you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% CDSC, unless they were purchased through a qualified retirement plan.

Also, the Fund will treat Class A share purchases in an amount of less than $1 million by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount more than $1 million.

                                                                                                          CLASS T SHARES
        CLASS A SHARES -            CLASS B SHARES -       CLASS C SHARES -       CLASS M SHARES -        (CLOSED TO NEW
           FRONT LOAD                  BACK LOAD              LEVEL LOAD             LEVEL LOAD             INVESTORS)
------------------------------- ----------------------- ---------------------- ---------------------- ---------------------
     o Initial sales              o No up-front sales     o No up-front sales    o Initial sales        o Initial sales
       charge of 5.50%              charge                  charge                 charge of 1.00%        charge of 8.50%
       (see Class A Share                                                                                 or less
       Quantity Discounts Table)  o Deferred sales        o No deferred sales    o 12b-1 distribution
                                    charge of 5.00% or      charge                 and service          o No 12b-1
     o Discounts of sales           less on shares you                             fees of 0.90% per      distribution and
       charge for larger            sell within 6 years   o 12b-1 distribution     year                   service fees
       investments                  (see deferred sales     and service fees
                                    charge table            of 1.00%             o Deferred sales       o Sales charge
     o 12b-1 distribution           below)                                         charge of 1.00% if     percentage can be
       and service fees                                   o No conversion to       you sell within 18     reduced in the
       of 0.35%                   o 12b-1 distribution      Class A shares;        months of purchase     same four ways as
                                    and service fees        expenses do not                               Class A Shares
     o Lower annual                 of 1.00%                decrease             o Automatic              (see Class A Share
       expenses                                                                    conversion to          Quantity
       than Class B, C            o Automatic                                      Class A Shares         Discounts Table)
       or M shares due              conversion to                                  after 10 years,
       to lower 12b-1               Class A shares                                 reducing future
       and service fees             after 8 years,                                 annual expenses
                                    reducing future
                                    annual expenses


 SHAREHOLDER INFORMATION

CLASS B SHARES -- BACK LOAD

Class B shares are sold in amounts up to $250,000. With Class B shares, you pay no initial sales charge when you invest, but you are charged a CDSC when you sell shares you have held for six years or less, as described in the table below.

Class B shares automatically convert to Class A shares after 8 years, lowering annual expenses from that time on.

               CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

                           AS A % OF DOLLAR AMOUNT
YEAR AFTER PURCHASING        (SUBJECT TO CHANGE)
-----------------------   ------------------------
    First                             5%
    Second                            4%
    Third                             3%
    Fourth                            2%
    Fifth and Sixth                   1%
    Seventh and Later                 0%

CLASS C SHARES -- LEVEL LOAD

With Class C shares, you pay no initial sales charge or CDSC. There are 12b-1 distribution and service fees of up to 1.00% per year.

CLASS M SHARES -- LEVEL LOAD

Class M shares are sold in amounts up to $1 million. With Class M shares, you pay an initial sales charge of 1.00% based on offering price. (The offering price includes the sales charge.) There are 12b-1 distribution and service fees of 0.90% per year. If you redeem within 18 months from the date of purchase, you may incur a CDSC of 1.00%.

Class M shares purchased on or after November 1, 1999 automatically convert to Class A shares after 10 years, lowering annual expenses from that time on.

CLASS T SHARES (IDEX JCC GROWTH ONLY)

(Closed to new investors)

When you buy Class T shares of IDEX JCC Growth, you pay an up-front sales charge. You can reduce the sales charge percentage in the same four ways that are described under Class A shares. Class T shares are not subject to annual 12b-1 distribution and service fees.

You pay no sales charge when you redeem Class T shares. As with Class A shares, if you pay no up-front sales charge because you are purchasing $1 million or more of Class T shares, you will pay a deferred sales charge of 1.00% if you redeem any of those shares within the first 24 months after buying them, unless they were purchased through a qualified retirement plan. The charge is assessed on an amount equal to the lesser of the then current market value or the original cost of the shares being redeemed. No sales charge is imposed on net asset value above the initial purchase.

Waivers of the sales charges are granted under certain conditions. Persons eligible to buy Class T shares at NAV may not impose a sales charge when they re-sell those shares.

CONTINGENT DEFERRED SALES CHARGE

Your shares may be subject to a CDSC. Dividends and capital gains are not subject to the sales charge. There is no charge on any increase in the value of your shares. To ensure that you pay the lowest CDSC possible, the Fund will always use the shares with the lowest CDSC to fill your redemption requests. If your shares are worth less than when you bought them, the charge will be assessed on their current, lower value. In some cases, the sales charge may be waived.

CLASS A SALES CHARGE REDUCTIONS

You can lower the sales charge percentage in four ways:

o Substantial investments receive lower sales charge rates. Please see the SAI for details on these reductions.

o The "right of accumulation" allows you to include your existing Class A Shares (or Class T shares of IDEX JCC Growth) as part of your current investments for sales charge purposes.

o A "letter of intent" allows you to count all Class A share investments in an IDEX fund over the next 13 months, as if you were making them all at once, to qualify for reduced sales charges.

o  By investing as part of a qualified group.

                        Class A Share Quantity Discounts

                                      SALES CHARGE     SALES CHARGE
                                         AS % OF         AS % OF
                                        OFFERING          AMOUNT
 AMOUNT OF PURCHASE                       PRICE          INVESTED
----------------------------------   --------------   -------------
    Under $50,000                         5.50%            5.82%
    $50,000 to under $100,000             4.75%            4.99%
    $100,000 to under $250,000            3.50%            3.63%
    $250,000 to under $500,000            2.75%            2.83%
    $500,000 to under $1,000,000          2.00%            2.04%
    $1,000,000 and over                   0.00%            0.00%

                        Class T Share Quantity Discounts
                               (IDEX JCC Growth)


                                      SALES CHARGE     SALES CHARGE
                                         AS % OF         AS % OF
                                        OFFERING          AMOUNT
 AMOUNT OF PURCHASE                       PRICE          INVESTED
----------------------------------   --------------   -------------
    Under $10,000                         8.50%            9.29%
    $10,000 to under $25,000              7.75%            8.40%
    $25,000 to under $50,000              6.25%            6.67%
    $50,000 to under $75,000              5.75%            6.10%
    $75,000 to under $100,000             5.00%            5.26%
    $100,000 to under $250,000            4.25%            4.44%
    $250,000 to under $500,000            3.00%            3.09%
    $500,000 to under $1,000,000          1.25%            1.27%
    $1,000,000 and over                   0.00%            0.00%


WAIVERS OF SALES CHARGES

WAIVER OF CLASS A AND T SALES CHARGES

Class A and Class T shares may be purchased without a sales charge by:

o Current or former trustees, directors, officers, full-time employees or sales representatives of the Fund, IMI, ISI, any of the sub-advisers or any of their affiliates.

o directors, officers, full-time employees and sales representatives of dealers having a sales agreement with ISI.

o any trust, pension, profit-sharing or other benefit plan for any of the foregoing persons.

o "wrap" accounts for the benefit of clients of certain broker-dealers, financial institutions or financial planners, who have entered into arrangements with the Fund or ISI.

Persons eligible to buy Class A and Class T shares at NAV may not impose a sales charge when they re-sell those shares.

-----------------------------------------------------------------------------
  WAIVER OF CLASS A, CLASS B, CLASS M, AND CLASS T REDEMPTION CHARGES
-----------------------------------------------------------------------------

You will not be assessed a sales charge for shares if you sell in the following situations:

o  Following the death of the shareholder.

o Following the total disability of the shareholder (as determined by the Social Security Administration - applies only to shares held at the time the disability is determined).

o On redemptions made under the Fund's systematic withdrawal plan (may not exceed 12% of the account value on the day the systematic withdrawal plan was established). NOTE: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

o If you redeem your shares and reinvest the proceeds in the same class of any fund within 90 days of redeeming, the sales charge on the first redemption is waived.

PERFORMANCE INFORMATION

PERFORMANCE

IDEX may include quotations of a fund's total return or yield in advertisements, sales literature or reports to shareholders or to prospective investors. Total return and yield quotations for a fund reflect only the performance of a hypothetical investment in the fund during the particular time period shown as calculated based on the historical performance of the fund during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE.

YIELD

Yield quotations for a fund refer to the income generated by a hypothetical investment in the fund over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

TOTAL RETURN

Total return refers to the average annual percentage change in value of an investment in a fund held for a stated period of time as of a stated ending date. When a fund has been in operation for the stated period, the total return for such period will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted. They also reflect the deduction of a proportionate share of a fund's investment advisory fees and direct fund expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the fund when made.

 DISTRIBUTION ARRANGEMENTS


/question mark/ /dollar sign/ UNDERWRITING
                              AGREEMENT

The Fund has an Underwriting Agreement with ISI, a registered broker/dealer. Under this agreement, ISI underwrites and distributes all classes of fund shares and bears the expenses of offering these shares to the public. The funds pay ISI fees for its services. Of the distribution and service fees it receives for Class A and B shares, ISI reallows, or pays, to brokers or dealers who sold them, 0.25% of the average daily net assets of those shares. In the case of Class C or M shares, ISI reallows its entire fee to those sellers.

/dollar sign/ DISTRIBUTION PLANS

The Fund has adopted a 12b-1 Plan for each class of shares in each fund in the series.

DISTRIBUTION OF CLASS A SHARES. ISI receives the sales fees or loads imposed on these shares (up to 5.50% of the offering price, which includes the sales load) and reallows a portion of those fees to the sellers of the shares. ISI also receives fees under a Rule 12b-1 Plan of Distribution. Under its Plan for Class A shares, the funds may pay ISI a distribution fee of up to 0.35% annually which includes a service fee of 0.25%. Fees are based on the average daily net assets of Class A shares. However, if the service fees rise, the distribution fee is lowered so that the total fees payable don't exceed 0.35% annually.

DISTRIBUTION OF CLASS B SHARES. For these shares, the funds may pay ISI an annual distribution fee of up to 1.00% which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS C SHARES. For these shares, the funds may pay ISI an annual distribution fee of up to 1.00% which includes an annual service fee of 0.25%.

DISTRIBUTION OF CLASS M SHARES. The fees paid to ISI for these shares may go as high as the Class B and C shares fees, but the total annual fee may not exceed 0.90% of the average daily net assets of the funds.

CLASS T SHARES (IDEX JCC GROWTH ONLY). This class of shares does not have a 12b-1 Plan of Distribution, and is closed to new shareholders.

THE EFFECT OF RULE 12B-1. Because the funds have 12b-1 Plans, even though Class B and C shares do not carry an up-front sales load, the higher distribution and service fees payable by those shares may, over time, be higher than the total fees paid by owners of Class A and M shares. For a complete description of the funds' 12b-1 Plans, see the SAI.

  FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU TO UNDERSTAND EACH FUND'S PERFORMANCE FOR AS LONG AS IT HAS BEEN OPERATING, OR FOR FIVE YEARS, WHICHEVER IS SHORTER. CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE FUND FOR THE PERIOD SHOWN, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THIS INFORMATION THROUGH OCTOBER 31, 1999 HAS BEEN DERIVED FROM FINANCIAL STATEMENTS AUDITED BY PRICEWATERHOUSECOOPERS LLP, WHOSE REPORT, ALONG WITH THE FUND'S FINANCIAL STATEMENTS, IS INCLUDED IN THE 1999 ANNUAL REPORT, WHICH IS AVAILABLE TO YOU UPON REQUEST.


                                                                 INVESTMENT OPERATIONS
                                                        ----------------------------------------
                                             NET ASSET       NET
                                 YEAR OR       VALUE     INVESTMENT   NET REALIZED
                                 PERIOD      BEGINNING     INCOME     & UNREALIZED      TOTAL
                                  ENDED      OF PERIOD    (LOSS)(9)    GAIN (LOSS)   OPERATIONS
                             -------------- ----------- ------------ -------------- ------------
IDEX JCC CAPITAL    Class A      10/31/99      $16.97     $   0.05      $ 15.88       $ 15.93
APPRECIATION                     10/31/98       15.90         0.01         1.51          1.52
                                 10/31/97       15.49         0.04         0.58          0.62
                                 10/31/96 (2)   15.75        (0.02)       (0.24)        (0.26)
                                 09/30/96 (3)   13.54        (0.02)        3.12          3.10
                                 09/30/95 (4)   10.00        (0.03)        3.57          3.54
                             -------------     ------     --------      -------       -------
                    Class B      10/31/99       16.72        (0.28)       15.88         15.60
                                 10/31/98       15.74        (0.08)        1.51          1.43
                                 10/31/97       15.42        (0.05)        0.58          0.53
                                 10/31/96 (2)   15.69        (0.03)       (0.24)        (0.27)
                                 09/30/96       13.49        (0.10)        3.12          3.02
                                 --------      ------     --------      -------       -------
                    Class M      10/31/99 (1)   16.76        (0.23)       15.88         15.65
                                 10/31/98       15.77        (0.07)        1.51          1.44
                                 10/31/97       15.43        (0.03)        0.58          0.55
                                 10/31/96 (2)   15.70        (0.03)       (0.24)        (0.27)
                                 09/30/96 (3)   13.49        (0.08)        3.12          3.04
                                 09/30/95 (4)   10.00        (0.08)        3.57          3.49
                             -------------     ------     --------      -------       -------
IDEX ALGER          Class A      10/31/99      $22.24     $   0.17      $ 11.82       $ 11.99
AGGRESSIVE                       10/31/98       18.77         0.03         4.02          4.05
GROWTH                           10/31/97       15.70         0.05         3.69          3.74
                                 10/31/96 (2)   15.75        (0.01)       (0.04)        (0.05)
                                 09/30/96 (3)   17.68        (0.15)       (0.76)        (0.91)
                                 09/30/95 (4)   10.00        (0.14)        7.82          7.68
                             -------------     ------     --------      -------       -------
                    Class B      10/31/99       21.93        (0.13)       11.82         11.69
                                 10/31/98       18.58        (0.09)        4.02          3.93
                                 10/31/97       15.58        (0.02)        3.69          3.67
                                 10/31/96 (2)   15.63        (0.01)       (0.04)        (0.05)
                                 09/30/96 (3)   17.64        (0.23)       (0.76)        (0.99)
                             -------------     ------     --------      -------       -------
                    Class M  10/31/99 (1)       21.98        (0.09)       11.82         11.73
                                 10/31/98       18.61        (0.07)        4.02          3.95
                                 10/31/97       15.60        (0.01)        3.69          3.68
                                 10/31/96 (2)   15.65        (0.01)       (0.04)        (0.05)
                                 09/30/96 (3)   17.64        (0.21)       (0.76)        (0.97)
                                 09/30/95 (4)   10.00        (0.18)        7.82          7.64
                             -------------     ------     --------      -------       -------

                                DISTRIBUTIONS
                   ---------------------------------------
                                  FROM NET
                     FROM NET     REALIZED
                    INVESTMENT    CAPITAL        TOTAL
                      INCOME       GAINS     DISTRIBUTIONS
                   ------------ ----------- --------------
IDEX JCC CAPITAL     $     --     $ (1.81)     $ (1.81)
APPRECIATION               --       (0.45)       (0.45)
                           --       (0.21)       (0.21)
                           --          --           --
                        (0.07)      (0.82)       (0.89)
                           --          --           --
                     --------     -------      -------
                           --       (1.81)       (1.81)
                           --       (0.45)       (0.45)
                           --       (0.21)       (0.21)
                           --          --           --
                           --       (0.82)       (0.82)
                     --------     -------      -------
                           --       (1.81)       (1.81)
                           --       (0.45)       (0.45)
                           --       (0.21)       (0.21)
                           --          --           --
                        (0.01)      (0.82)       (0.83)
                           --          --           --
                     --------     -------      -------
IDEX ALGER           $     --     $ (1.18)     $ (1.18)
AGGRESSIVE                 --       (0.58)       (0.58)
GROWTH                     --       (0.67)       (0.67)
                           --          --           --
                           --       (1.02)       (1.02)
                           --          --           --
                     --------     -------      -------
                           --       (1.18)       (1.18)
                           --       (0.58)       (0.58)
                           --       (0.67)       (0.67)
                           --          --           --
                           --       (1.02)       (1.02)
                     --------     -------      -------
                           --       (1.18)       (1.18)
                           --       (0.58)       (0.58)
                           --       (0.67)       (0.67)
                           --          --           --
                           --       (1.02)       (1.02)
                           --          --           --
                     --------     -------      -------

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                  ---------------------------------------------------------------------
                                                   RATIO OF EXPENSES TO AVERAGE NET
                                                             ASSETS(9)(10)                NET INVESTMENT
   NET ASSET                      NET ASSETS      -----------------------------------      INCOME (LOSS)      PORTFOLIO
 VALUE AT END       TOTAL          AT END OF       EXCLUDING               INCLUDING        TO AVERAGE        TURNOVER
   OF PERIOD      RETURN(8)     PERIOD (000'S)      CREDITS      GROSS      CREDITS      NET ASSETS(9)(10)      RATE
--------------   -----------   ----------------   -----------   -------   -----------   ------------------   ----------
    $31.09         102.19%         $ 74,614           1.84%     2.02%         1.84%            (1.55)%          93.54%
     16.97           9.87            23,798            1.85      2.24          1.85            (1.37)          136.59
     15.90           4.09            20,605            1.85      2.66          1.85            (1.27)          130.48
     15.49          (1.59)           19,350            1.85      2.48          1.85            (1.41)           10.11
     15.75          24.35            18,713            1.85      2.72          1.85            (0.35)          160.72
     13.54          35.40             6,241            2.90      4.17          2.85             0.75           262.97
    ------         ------          --------            ----      ----          ----            -----           ------
     30.51         101.72            36,467            2.49      2.67          2.49            (2.20)           93.54
     16.72           9.35             3,734            2.50      2.89          2.50            (2.02)          136.59
     15.74           3.56             2,866            2.50      3.31          2.50            (1.92)          130.48
     15.42          (1.66)            2,132            2.50      3.13          2.50            (2.06)           10.11
     15.69          23.63             2,022            2.50      3.37          2.50            (1.00)          160.72
    ------         ------          --------            ----      ----          ----            -----           ------
     30.60         101.79            10,062            2.39      2.57          2.39            (2.10)           93.54
     16.76           9.43             1,382            2.40      2.79          2.40            (1.92)          136.59
     15.77           3.64             1,751            2.40      3.21          2.40            (1.82)          130.48
     15.43          (1.66)            2,243            2.40      3.03          2.40            (1.96)           10.11
     15.70          23.81             2,369            2.40      3.27          2.40            (0.90)          160.72
     13.49          34.90             2,565            3.45      4.72          3.40             0.20           262.97
    ------         ------          --------            ----      ----          ----            -----           ------
     33.05          55.49           100,078            1.61      1.90          1.61            (1.15)           96.25
     22.24          22.48            46,413            1.85      2.18          1.85            (1.11)          142.08
     18.77          24.71            31,260            1.85      2.44          1.85            (1.07)          120.96
     15.70          (0.32)           21,938            1.85      2.62          1.85            (1.06)            9.40
     15.75          (4.91)           22,078            1.85      2.60          1.85            (1.15)          127.49
     17.68          76.80            16,747            2.85      3.35          2.85            (2.39)           88.28
    ------         ------          --------            ----      ----          ----            -----           ------
     32.44          54.88            47,399            2.26      2.55          2.26            (1.80)           96.25
     21.93          22.04            10,564            2.50      2.83          2.50            (1.76)          142.08
     18.58          24.47             4,880            2.50      3.09          2.50            (1.71)          120.96
     15.58          (0.32)            1,992            2.50      3.27          2.50            (1.71)            9.40
     15.63          (5.33)            1,800            2.50      3.25          2.50            (1.80)          127.49
    ------         ------          --------            ----      ----          ----            -----           ------
     32.53          54.97            18,538            2.16      2.45          2.16            (1.70)           96.25
     21.98          22.11             5,573            2.40      2.73          2.40            (1.66)          142.08
     18.61          24.50             3,468            2.40      2.99          2.40            (1.62)          120.96
     15.60          (0.32)            2,129            2.40      3.17          2.40            (1.62)            9.40
     15.65          (5.22)            2,250            2.40      3.15          2.40            (1.70)          127.49
     17.64          76.40             1,736            3.40      3.91          3.40            (2.94)           88.28
    ------         ------          --------            ----      ----          ----            -----           ------

                             Please see notes to financial highlights on page 32

  FINANCIAL HIGHLIGHTS


                                                            INVESTMENT OPERATIONS                       DISTRIBUTIONS
                                                   ---------------------------------------- -------------------------------------
                                        NET ASSET       NET                                               FROM NET
                          YEAR OR         VALUE     INVESTMENT   NET REALIZED                 FROM NET    REALIZED
                           PERIOD       BEGINNING     INCOME     & UNREALIZED      TOTAL     INVESTMENT   CAPITAL       TOTAL
                           ENDED        OF PERIOD    (LOSS)(9)    GAIN (LOSS)   OPERATIONS     INCOME      GAINS    DISTRIBUTIONS
                     ----------------- ----------- ------------ -------------- ------------ ------------ --------- --------------
IDEX JCC    CLASS A         10/31/99 (7)  $24.09     $  0.22       $  9.49       $  9.71      $    --     $    --     $    --
GLOBAL                      10/31/98 (3)   23.74        0.08          2.34          2.42           --       (2.07)      (2.07)
                            10/31/97       21.39        0.07          4.38          4.45           --       (2.10)      (2.10)
                            10/31/96 (2)   21.40       (0.02)         0.01         (0.01)          --          --          --
                            09/30/96       17.73       (0.09)         4.38          4.29           --       (0.62)      (0.62)
                            09/30/95       15.93       (0.06)         2.42          2.36           --       (0.56)      (0.56)
                            --------      ------     -------       -------       -------      -------     -------     -------
            CLASS B         10/31/99 (7)   23.62       (0.13)         9.49          9.36           --          --          --
                            10/31/98 (3)   23.38       (0.03)         2.34          2.31           --       (2.07)      (2.07)
                            10/31/97       21.13       (0.03)         4.38          4.35           --       (2.10)      (2.10)
                            10/31/96 (2)   21.14       (0.02)         0.01         (0.01)          --          --          --
                            09/30/96       17.57       (0.19)         4.38          4.19           --       (0.62)      (0.62)
                            --------      ------     -------       -------       -------      -------     -------     -------
            CLASS M         10/31/99 (1)(7)23.56       (0.14)         9.49          9.35           --          --          --
                            10/31/98 (3)   23.30       (0.01)         2.34          2.33           --       (2.07)      (2.07)
                            10/31/97       21.03       (0.01)         4.38          4.37           --       (2.10)      (2.10)
                            10/31/96 (2)   21.04       (0.02)         0.01         (0.01)          --          --          --
                            09/30/96       17.46       (0.18)         4.38          4.20           --       (0.62)      (0.62)
                            09/30/95       15.74       (0.14)         2.42          2.28           --       (0.56)      (0.56)
                            --------      ------     -------       -------       -------      -------     -------     -------
IDEX JCC    CLASS A         10/31/99       29.35        0.06         17.70         17.76           --       (0.39)      (0.39)
GROWTH                      10/31/98       25.04       (0.02)         7.64          7.62           --       (3.31)      (3.31)
                            10/31/97       21.97       (0.02)         3.56          3.54           --       (0.47)      (0.47)
                            10/31/96 (2)   22.21          --         (0.24)        (0.24)          --          --          --
                            09/30/96       22.84       (0.11)         4.66          4.55           --       (5.18)      (5.18)
                            09/30/95       16.78       (0.05)         6.18          6.13           --       (0.07)      (0.07)
                            --------      ------     -------       -------       -------      -------     -------     -------
            CLASS B         10/31/99       28.63       (0.56)        17.70         17.14           --       (0.39)      (0.39)
                            10/31/98       24.55       (0.25)         7.64          7.39           --       (3.31)      (3.31)
                            10/31/97       21.60       (0.14)         3.56          3.42           --       (0.47)      (0.47)
                            10/31/96 (2)   21.85       (0.01)        (0.24)        (0.25)          --          --          --
                            09/30/96       22.64       (0.27)         4.66          4.39           --       (5.18)      (5.18)
                            --------      ------     -------       -------       -------      -------     -------     -------
            CLASS M         10/31/99 (1)   28.74       (0.47)        17.70         17.23           --       (0.39)      (0.39)
                            10/31/98       24.62       (0.21)         7.64          7.43           --       (3.31)      (3.31)
                            10/31/97       21.65       (0.12)         3.56          3.44           --       (0.47)      (0.47)
                            10/31/96 (2)   21.91       (0.02)        (0.24)        (0.26)          --          --          --
                            09/30/96       22.64       (0.21)         4.66          4.45           --       (5.18)      (5.18)
                            09/30/95       16.68       (0.15)         6.18          6.03           --       (0.07)      (0.07)
                            --------      ------     -------       -------       -------      -------     -------     -------
            CLASS T         10/31/99       29.74        0.40         17.70         18.10           --       (0.39)      (0.39)
                            10/31/98 (3)   25.31        0.13          7.64          7.77        (0.03)      (3.31)      (3.34)
                            10/31/97       22.17        0.05          3.56          3.61           --       (0.47)      (0.47)
                            10/31/96 (2)   22.41          --         (0.24)        (0.24)          --          --          --
                            09/30/96 (6)   22.23          --          0.18          0.18           --          --          --
                     ----------------     ------     -------       -------       -------      -------     -------     -------

                                                                        RATIOS/SUPPLEMENTAL DATA
                                                  ---------------------------------------------------------------------
                                                   RATIO OF EXPENSES TO AVERAGE NET
                                                             ASSETS(9)(10)                NET INVESTMENT
   NET ASSET                      NET ASSETS      -----------------------------------      INCOME (LOSS)      PORTFOLIO
 VALUE AT END       TOTAL          AT END OF       EXCLUDING               INCLUDING        TO AVERAGE        TURNOVER
   OF PERIOD      RETURN(8)     PERIOD (000'S)      CREDITS      GROSS      CREDITS      NET ASSETS(9)(10)      RATE
--------------   -----------   ----------------   -----------   -------   -----------   ------------------   ----------
    $33.80          40.31%        $  487,787          1.73%        --%        1.73%               (0.22)%      145.40%
     24.09          11.30            296,450           1.82        --          1.82            (0.45)           87.68
     23.74          22.72            218.681           1.91        --          1.91            (0.50)           91.02
     21.39          (0.05)           135,837           2.08        --          2.07            (1.15)            2.59
     21.40          25.04            131,347           2.09        --          2.06            (0.67)           97.94
     17.73          15.47             89,397           2.10        --          1.97            (0.43)          161.48
    ------          -----         ----------           ----        --          ----     ------------           ------
     32.98          39.62            283,847           2.38        --          2.38            (0.87)          145.40
     23.62          10.93            110,630           2.47        --          2.47            (1.10)           87.68
     23.38          22.53             43,951           2.56        --          2.56            (1.15)           91.02
     21.13          (0.05)             5,966           2.73        --          2.72            (1.80)            2.59
     21.14          24.70              5,000           2.74        --          2.71            (1.32)           97.94
    ------          -----         ----------           ----        --          ----     ------------           ------
     32.91          39.73            155,147           2.28        --          2.28            (0.77)          145.40
     23.56          11.08             63,552           2.37        --          2.37            (1.00)           87.68
     23.30          22.72             27,210           2.46        --          2.46            (1.05)           91.02
     21.03          (0.05)             8,624           2.63        --          2.62            (1.70)            2.59
     21.04          24.91              8,081           2.64        --          2.61            (1.22)           97.94
     17.46          15.14              3,567           2.65        --          2.52            (0.98)          161.48
    ------          -----         ----------           ----        --          ----     ------------           ------
     46.72          61.00          1,467,595           1.40      1.43          1.40            (0.60)           70.97
     29.35          35.21            817,749           1.51        --          1.51            (0.55)           27.19
     25.04          16.40            614,544           1.61        --          1.61            (0.10)           91.52
     21.97          (1.09)           565,032           1.68        --          1.68            (0.13)            9.40
     22.21          22.41            567,564           1.83        --          1.82            (0.22)           57.80
     22.84          36.70            485,935           1.86        --          1.84            (0.26)          123.26
    ------          -----         ----------           ----      ----          ----     ------------           ------
     45.38          60.36            327,926           2.05      2.08          2.05            (1.25)           70.97
     28.63          34.96             40,809           2.16        --          2.16            (1.20)           27.19
     24.55          16.11             13,046           2.26        --          2.26            (0.75)           91.52
     21.60          (1.14)             5,242           2.32        --          2.32            (0.78)            9.40
     21.85          21.87              4,536           2.46        --          2.45            (0.86)           57.80
    ------          -----         ----------           ----      ----          ----     ------------           ------
     45.58          60.45            141,586           1.95      1.98          1.95            (1.15)           70.97
     28.74          35.00             58,265           2.06        --          2.06            (1.10)           27.19
     24.62          16.19             14,295           2.16        --          2.16            (0.65)           91.52
     21.65          (1.19)            11,016           2.23        --          2.23            (0.68)            9.40
     21.91          22.15             11,167           2.34        --          2.33            (0.77)           57.80
     22.64          36.32              5,593           2.41        --          2.38            (0.81)          123.26
    ------          -----         ----------           ----      ----          ----     ------------           ------
     47.45          61.34          1,166,965           1.05      1.08          1.05            (0.25)           70.97
     29.74          35.53            755,770           1.16        --          1.16            (0.20)           27.19
     25.31          16.54            603,129           1.26        --          1.26            (0.25)           91.52
     22.17          (1.03)           573,884           1.33        --          1.33            (0.20)            9.40
     22.41           0.81            585,505           1.18        --          1.17            (0.36)           57.80
    ------          -----         ----------           ----      ----          ----     ------------           ------

                             Please see notes to financial highlights on page 32

 NOTES TO FINANCIAL HIGHLIGHTS

(1) On March 1, 1999, the Fund changed the load and expense structure of C Shares and renamed them M Shares.

(2) For the month ended October 31, 1996. On October 1, 1996, each Fund changed its fiscal year end from September 30 to October 31.

(3) Distributions from net realized capital gains include distributions in excess of current net realized capital gains for IDEX Alger Aggressive Growth Classes A, B and M, for the period ended 9/30/96, in the amount of $1.02 and for IDEX JCC Global Classes A, B and M, for the period ended 10/31/98 in the amount of $0.17. Dividends from net investment income include distributions in excess of current net investment income for IDEX JCC Capital Appreciation Classes A and M, for the period ended 9/30/96 in the amount of $0.01 and for IDEX JCC Growth Class T for the period ended 10/31/98 in the amount of $0.03.


(4)  From commencement of investment operations, December 2, 1994.

(5)  From commencement of investment operations, February 1, 1997.

(6)  From commencement of investment operations, September 20, 1996.

(7) Net investment income, the ratio of net investment income to average net assets and the portfolio turnover rate reflect activity relating to a non recurring initiative to invest in dividend producing securities.

(8) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase for Class A or Class T Shares. Periods of less than one year are not annualized.

(9) Ratio of expenses to average net assets shows: Excluding Credits (total expenses less fee waivers and reimbursemenbts by the investment adviser). Gross (total expenses not taking into account fee waivers and reimbursements by the investment adviser or affiliated brokerage and custody earnings credits, if any). Including Credits (expenses less fee waivers and reimbursements by the investment adviser and reduced by affiliated brokerage and custody earnings credits, if any). Net Investment Income (Loss) Net Investment Income prior to certain reclassifications for Federal income or excise taxes.

(10) Periods of less than one year are annualized. The ratio of Net Investment Income (Loss) to Average Net Assets is based upon Net Investment Income
     (Loss) prior to certain reclassifications as discussed in Note 1 of the Notes to the Financial Statements.

                                 BOND RATINGS

                                  APPENDIX A
  BRIEF EXPLANATION OF RATING CATEGORIES

                                   BOND RATING  EXPLANATION
                                  ------------- ----------------------------------------------------------------------------
  STANDARD & POOR'S CORPORATION   AAA           Highest rating; extremely strong capacity to pay principal and interest.
                                  AA            High quality; very strong capacity to pay principal and interest.
                                  A             Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                                  BBB           Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                                                Predominantly speculative with respect to the issuer's capacity to meet
                                  BB,B, and
                                  CC,CC,C       required interest and principal payments. BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics outweighed by large uncertainties or major risk exposure to adverse conditions.
                                  D             In default.

  PLUS (+) OR MINUS (-) -The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
  UNRATED - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


  MOODY'S INVESTORS SERVICE, INC.   Aaa   Highest quality, smallest degree of investment risk.
                                    Aa    High quality; together with Aaa bonds, they compose the high-grade bond group.
                                    A     Upper-medium grade obligations; many favorable investment attributes.
                                    Baa   Medium-grade obligations; neither highly protected nor poorly secured.
                                          Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                                    Ba    More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                                    B     Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                                    Caa   Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                                    Ca    Speculative in a high degree; could be in default or have other marked short- comings.
                                    C     Lowest-rated; extremely poor prospects of ever attaining investment standing.

  UNRATED - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.
     Should no rating be assigned, the reason may be one of the following:

       1. An application for rating was not received or accepted.

       2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

       3. There is a lack of essential data pertaining to the issue or issuer.

       4. The issue was privately placed, in which case the rating is not published in Moody's publications.

   Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                               IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                      St. Petersburg, Florida, 33716-1202

           INVESTMENT ADVISER:                      CUSTODIAN:
              IDEX Management, Inc.       State Street Bank & Trust Co.
           570 Carillon Parkway
      St. Petersburg, Forida 33716-1202


                                               INDEPENDENT CERTIFIED PUBLIC
                DISTRIBUTOR:                           ACCOUNTANTS:
           InterSecurities, Inc.               PricewaterhouseCoopers LLP
            570 Carillon Parkway            400 N. Ashley Street, Suite 2800
      St. Petersburg, Florida, 33716-1201       Tampa, Florida 33602-4319

                                 SUB-ADVISERS:



FRED ALGER MANAGEMENT, INC.            JANUS CAPITAL CORPORATION
One World Trade Center, Suite 9333     100 Fillmore Street,
New York, New York 10048-9301          Denver, Colorado 80206-4928


     SEND YOUR CORRESPONDENCE TO:                  CUSTOMER SERVICE:
        Idex Investor Services, Inc.     (888) 233-IDEX (4339) toll free call
             P.O. Box 9015             Hours: 8 a.m. to 8 p.m. Monday - Friday
      Clearwater, Florida 33758-9015

                        IDEX WEBSITE: WWW.IDEXFUNDS.COM

ADDITIONAL INFORMATION about these funds is contained in the Funds annual and semi-annual reports to shareholders, and in the Statement of Additional Information, dated March 1, 2000 which is incorporated by reference into this prospectus. Other information about these funds has been filed with and is available from the U.S. Securities and Exchange Commission. Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commissions Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Reports and other information about the funds are also available on the Commissions Internet site at http://www.sec.gov. (IDEX Mutual Funds File No. 811-4556) To obtain a copy of the Statement of Additional Information or the Annual and Semi-Annual Reports, without charge, or to make other inquiries about these funds, call or write to IDEX Mutual Funds at the phone number or address at the bottom of this page. In the Funds annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds performance during the last fiscal year.

                     Visit our website at www.idexfunds.com
        IDEX Mutual Funds o P. O. Box 9015 o Clearwater, FL o 33758-9015 Customer Service 1-888-233-4339 o Investment Professionals 1-800-624-4339
                       Distributor: InterSecurities, Inc.

ISF00002-3/2000                                       2000 InterSecurities, Inc.

                               IDEX MUTUAL FUNDS

                                IDEX JCC GROWTH
                                IDEX JCC GLOBAL
                         IDEX JCC CAPITAL APPRECIATION
                         IDEX ALGER AGGRESSIVE GROWTH


                      STATEMENT OF ADDITIONAL INFORMATION


                                 JUNE 15, 2000
                           AS REVISED AUGUST 10, 2000

                               IDEX MUTUAL FUNDS
                             570 Carillon Parkway
                         St. Petersburg, Florida 33716
                  Customer Service (888) 233-4339 (toll free)

The funds listed above are series of IDEX Mutual Funds (the "Fund"), an open-end management investment company that offers a selection of investment funds. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). All funds, other than the IDEX JCC Capital Appreciation, are diversified.

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Fund's prospectus dated June 15, 2000, as revised August 10, 2000, which may be obtained free of charge by writing or calling the Fund at the above address or telephone number. This Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund's operations and activities than that set forth in the prospectus. The Fund's annual report and semi-annual report to shareholders are incorporated by reference into this SAI.


      This Statement of Additional Information is only for use in Germany.

                               TABLE OF CONTENTS


                                                                               Page
                                                                              -----
INVESTMENT OBJECTIVES .....................................................     1
Investment Restrictions, Policies and Practices ...........................     1
 Investment Restrictions of IDEX JCC Growth ...............................     1
 Investment Restrictions of IDEX JCC Global ...............................     2
 Investment Restrictions of IDEX JCC Capital Appreciation .................     3
 Investment Restrictions of IDEX Alger Aggressive Growth ..................     5
OTHER POLICIES AND PRACTICES OF THE FUND ..................................     6
 Futures, Options and Other Derivative Instruments ........................     6
  Futures Contracts .......................................................     6
  Options on Futures Contracts ............................................     9
  Options on Securities ...................................................     9
  Options on Foreign Currencies ...........................................    12
  Forward Contracts .......................................................    13
  Swaps and Swap-Related Products .........................................    14
  Index Options ...........................................................    15
  WEBS and Other Index-Related Securities .................................    16
  Euro Instruments ........................................................    16
  Special Investment Considerations and Risks .............................    16
  Additional Risks of Options on Foreign Currencies,
    Forward Contracts and Foreign Instruments .............................    17
 Other Investment Companies ...............................................    18
 When-Issued, Delayed Settlement and Forward Delivery Securities ..........    18
 Zero Coupon, Pay-In-Kind and Step Coupon Securities ......................    18
 Lending of Fund Securities ...............................................    19
 Joint Trading Accounts ...................................................    19
 Illiquid Securities ......................................................    19
 Repurchase and Reverse Repurchase Agreements .............................    20
 Pass-Through Securities ..................................................    20
 High-Yield/High-Risk Bonds ...............................................    21
 Warrants and Rights ......................................................    22
 U.S. Government Securities ...............................................    22
 Temporary Defensive Position .............................................    22
 Turnover Rate ............................................................    22
 Investment Advisory and Other Services ...................................    23
DISTRIBUTOR ...............................................................    25
ADMINISTRATIVE SERVICES ...................................................    25
CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES ............................    25
FUND TRANSACTIONS AND BROKERAGE ...........................................    27
TRUSTEES AND OFFICERS .....................................................    29
PURCHASE OF SHARES ........................................................    32
DEALER REALLOWANCES .......................................................    33

                                                                               Page
                                                                        ------------------
DISTRIBUTION PLANS ..................................................           34
DISTRIBUTION FEES ...................................................           35
NET ASSET VALUE DETERMINATION .......................................           35
DIVIDENDS AND OTHER DISTRIBUTIONS ...................................           36
SHAREHOLDER ACCOUNTS ................................................           36
RETIREMENT PLANS ....................................................           36
REDEMPTION OF SHARES ................................................           37
TAXES ...............................................................           38
PRINCIPAL SHAREHOLDERS ..............................................           39
MISCELLANEOUS .......................................................           39
 Organization .......................................................           39
 Shares of Beneficial Interest ......................................           40
 Legal Counsel and Auditors .........................................           40
 Registration Statement .............................................           40
PERFORMANCE INFORMATION .............................................           40
FINANCIAL STATEMENTS ................................................           42
APPENDIX A-CERTAIN SECURITIES IN WHICH THE FUNDS MAY INVEST .........           A-1

                             INVESTMENT OBJECTIVES

The prospectus discusses the investment objective of each fund of the IDEX Mutual Funds, the principal types of securities in which each fund will invest, and the policies and practices of each fund. The following discussion of Investment Restrictions, Policies and Practices supplements that set forth in the prospectus.

There can be no assurance that a fund will, in fact, achieve its objective. A fund's investment objective may be changed by the Board of Trustees without shareholder approval. A change in the investment objective of a fund may result in the fund having an investment objective different from that which the shareholder deemed appropriate at the time of investment. A fund will not change its objective without 30 days prior notice to its shareholders, nor will it charge shareholders an exchange fee or redemption fee after such notice and prior to the expiration of such 30-day notice period. However, should a shareholder decide to redeem fund shares because of a change in the objective, the shareholder may realize a taxable gain or loss.

INVESTMENT RESTRICTIONS, POLICIES
AND PRACTICES

As indicated in the prospectus, each fund is subject to certain fundamental policies and restrictions which as such may not be changed without shareholder approval. Shareholder approval would be the approval by the lesser of (i) more than 50% of the outstanding voting securities of a fund, or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy.

INVESTMENT RESTRICTIONS OF
IDEX JCC GROWTH


IDEX JCC Growth may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer;

      2. Invest more than 25% of the value of its assets in any particular industry (other than government securities);

      3. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this restriction shall not prevent the fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities);

      4. Invest directly in real estate or interests in real estate, including limited partnership interests; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

      5. Act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the fund;

      6. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions; and

      8. Issue senior securities, except as permitted by the 1940 Act.

As a fundamental policy governing concentration, the fund will not invest 25% or more of its total assets in any one particular industry, other than U.S. government securities.

Furthermore, each fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) A fund may not: (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

      (B) A fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

      (C) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short;

      (D) A fund may not purchase securities on margin, except that each fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

      (E) A fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), or any successor to such Rule, Section 4(2) commercial paper or any securities which the Board of Trustees or the investment sub-adviser, as appropriate, has made a determination of liquidity, as permitted under the 1940 Act;

      (F) A fund may not invest in companies for the purpose of exercising control or management;

      (G) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization; and

      (H) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX JCC GLOBAL

IDEX JCC Global may not, as a matter of fundamental policy:

      1. Own more than 10% of the outstanding voting securities of any one issuer and, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets;

      2. Invest more than 25% of the value of its assets in any particular industry (other than government securities);

      3. Invest directly in real estate or interests in real estate; however, the fund may own debt or equity securities issued by companies engaged in those businesses;

      4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements);

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

      7. The fund may borrow money only for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts; and

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) The fund may not (i) enter into any futures contracts or options on futures contracts for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of the fund's net assets, after taking into account unrealized profits and losses on such contracts it has entered into; and (ii) enter into any futures contracts or options on futures contracts if the aggregate amount of the fund's commitments under outstanding futures contracts positions and options on futures contracts would exceed the market value of its total assets;

      (B) The fund may not sell securities short, unless it owns or has the right, without the payment of any additional compensation, to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short;

      (C) The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin;

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a consolidation, merger or other reorganization;

      (E) The fund may not mortgage or pledge any securities owned or held by the fund in amounts that exceed, in the aggregate, 15% of the fund's net assets, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to provide margin or guarantee positions in options, futures contracts, swaps, forward contracts or other derivative instruments or the segregation of assets in connection with such transactions;

      (F) The fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

      (G) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees have made a determination as to liquidity, as permitted under the 1940 Act; and

      (H) The fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX JCC CAPITAL APPRECIATION

IDEX JCC Capital Appreciation may not, as a matter of fundamental policy:

      1. With respect to 50% of its total assets, purchase the securities of any one issuer (except cash items and

"government securities" as defined under the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of such fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of such issuer. With respect to the remaining 50% of the value of its total assets, IDEX JCC Capital Appreciation may invest in the securities of as few as two issuers;

      2. Invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities);

      3. Invest directly in real estate or interests in real estate; however, a fund may own debt or equity securities issued by companies engaged in those businesses;

      4. Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent a fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities);

      5. Lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

      6. Act as underwriter of securities issued by others, except to the extent that a fund may be deemed an underwriter in connection with the disposition of portfolio securities of that fund;

      7. The fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Borrowings that exceed 25% of the value of the fund's total assets by reason of a decline in net assets will reduce within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, and the segregation of assets in connection with such contracts; and

      8. Issue senior securities, except as permitted by the 1940 Act.

Furthermore, the funds have adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval:

      (A) A fund may not: (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such fund's commitments under outstanding futures contracts positions of that fund's would exceed the market value of its total assets;

      (B) A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefore, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short;

      (C) A fund may not purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, contracts, swaps, and forward contracts, shall not be deemed to constitute purchasing securities on margin;

      (D) A fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations
(i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

      (E) A fund may not mortgage or pledge any securities owned or held by a fund in amounts that exceed, in the aggregate, 15% of that fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts or segregation of assets in connection with such contracts;

      (F) A fund may not invest directly in oil, gas or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

      (G) A fund may not purchase any security or enter into a repurchase agreement, if as a result, more than

15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the fund's investment adviser or sub-adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation; and

      (H) A fund may not invest in companies for the purpose of exercising control or management.

In addition to the above, as a fundamental policy, a fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

INVESTMENT RESTRICTIONS OF
IDEX ALGER AGGRESSIVE GROWTH

IDEX Alger Aggressive Growth may not, as a matter of fundamental policy:

      1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act), if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b) the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer;

      2. Purchase any securities that would cause more than 25% of the value of the fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities;

      3. Purchase or sell real estate or real estate limited partnerships, except that the fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate;

      4. Invest in commodities, except that the fund may purchase or sell stock index futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in aggregate initial margin and premiums;

      5. Make loans to others, except through purchasing qualified debt obligations, lending fund securities or entering into repurchase agreements;

      6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its fund securities;

      7. Borrow money, except that the fund may borrow from banks for investment purposes as set forth in the prospectus and may also engage in reverse repurchase agreements. Immediately after any borrowing, including reverse repurchase agreements, the fund will maintain asset coverage of not less than 300% with respect to all borrowings; and

      8. Issue senior securities, except that the fund may borrow from banks for investment purposes so long as the fund maintains the required coverage.

Furthermore, the fund has adopted the following non-fundamental investment restrictions which may be changed by the Board of Trustees of the funds without shareholder approval:

      (A) The fund may not sell securities short or purchase securities on margin, except that the fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box";

      (B) The fund may not pledge, hypothecate, mortgage or otherwise encumber more than 15% of the value of the fund's total assets except in connection with borrowings described in number 7 above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis;

      (C) The fund may not invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the fund may own debt or equity securities of companies engaged in those businesses;

      (D) The fund may not (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of consolidation, merger or other reorganization;

      (E) The fund may not invest in companies for the purpose of exercising control or management; and

      (F) The fund may not invest more than 15% of its net assets in illiquid securities. This does not include securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such Rule, Section 4(2) commercial paper or any other securities as to which the Board of Trustees has made a determination as to liquidity, as permitted under the 1940 Act.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

Shares of IDEX JCC Global, IDEX JCC Growth, IDEX JCC Capital Appreciation and IDEX Alger Aggressive Growth funds are registered for sale in Germany. As long as IDEX JCC Global, IDEX JCC Growth, IDEX JCC Capital Appreciation and IDEX Alger Aggressive Growth funds are registered in Germany, these funds may not without prior approval of their sharesholders:

      (1) Borrow money except for a short period of time and in an amount not exceeding the aggregate of ten percent of a Portfolio's net asset value.

      (2) Create any hypothecate, mortgage, charge, pledge or security interest in or over any assets of a Portfolio other than for the purposes of securing a borrowing arrangement permitted under number 1 or for the purpose of complying with initial and additional margin requirements in connection with transactions in security and currency options, financial and currency futures, options on financial and currency futures, options on securities indices, and swaps.

      (3) Acquire any investments in any mutual fund or collective investment scheme or other pool of assets which is invested according to the principle of risk-spreading irrespective of the legal structure of such pool of assets (collectively referred to as "pools fo assets"), except in conection with a plan of merger or consolidation with or acquisition of substantially all the assets of such pool of assets and with the further exception that up to 5% of the net asset value of a Portfolio may be invested in such pools of assets provided it offers its units to the public without limitation on the number of units and further provided the holders of these units have the right to redeem their units.

      (4) Sell securities short or sell call options on securities unless the underlying securities of the call option form part of the Portfolio's assets at the time of selling the call option.

      (5) Acquire any investments in any real or immovable property or any interest therein on any loans secured on any such property or interest provided that this shall not prevent the acquisition or holding of securities either of issuers whose holding of such property is merely incidental to their principal business or of corporate or government entities secured by such property.

These funds will comply with the more restrictive policies required by the German regulatory authorities, as stated above, as long as such funds are registered in Germany.

                   OTHER POLICIES AND PRACTICES OF THE FUNDS

FUTURES, OPTIONS AND OTHER
DERIVATIVE INSTRUMENTS

The following investments are subject to limitations as set forth in each fund's investment restrictions and policies.

FUTURES CONTRACTS. A fund may enter into futures contracts. Futures contracts are for the purchase or sale, for future delivery, of equity or fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a Futures Trading Commission merchant ("FTCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

When a fund buys or sells a futures contract, it must receive or deliver the underlying instrument (or a cash payment based on the difference between the underlying instrument's closing price and the price at which the contract was entered into) at a specified price on a specified date. Transactions in futures contracts may be made to attempt to hedge against potential changes in interest or currency exchange rates, or the price of a security or a securities index which might correlate with, or otherwise adversely affect, either the value of the fund's securities or the prices of securities which the fund is considering buying at a later date.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FTCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or liquid assets by the fund's custodian for the benefit of the FTCM. Initial margin payments are similar to good faith deposits or performance bonds.

Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments with the FTCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FTCM that holds margin on behalf of a fund, that fund may be entitled to return of the margin owed to such fund only in proportion to the amount received by the FTCM's other customers. The fund's sub-adviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FTCMs with which a fund does business and by segregating margin payments with the custodian.

Although a fund would segregate with the custodian cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a fund's cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, such fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

The acquisition or sale of a futures contract may occur, for example, when a fund holds or is considering purchasing equity or debt securities and seeks to protect itself from fluctuations in prices or interest rates without buying or selling those securities. For example, if stock or debt prices were expected to decrease, a fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the fund by a corresponding increase in the value of the futures contract position held by that fund and thereby preventing the fund's net asset value from declining as much as it otherwise would have.

Similarly, if interest rates were expected to rise, a fund might sell bond index futures contracts, thereby hoping to offset a potential decline in the value of debt securities in the fund by a corresponding increase in the value of the futures contract position held by the fund. A fund also could seek to protect against potential price declines by selling fund securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a fund to maintain a defensive position without having to sell fund securities.

Likewise, when prices of equity securities are expected to increase, or interest rates are expected to fall, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a fund could take advantage of the potential rise in the value of equity or debt securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and such fund could buy equity or debt securities on the cash market. To the extent a fund enters into futures contracts for this purpose, the segregated assets maintained to cover such fund's obligations (with respect to futures contracts) will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that fund.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions.

First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets.

Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted.

Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the fund manager still may not result in a successful use of futures contracts.

Futures contracts entail risks. Although each of the funds that invests in such contracts believes that their use will benefit the fund, if the fund sub-adviser's investment judgment proves incorrect, the fund's overall performance could be worse than if the fund had not entered into futures contracts.

For example, if a fund has hedged against the effects of a possible decrease in prices of securities held in its fund and prices increase instead, that fund may lose part or all of the benefit of the increased value of the securities because of offsetting losses in the fund's futures positions. In addition, if a fund has insufficient cash, it may have to sell securities from its fund to meet daily variation margin requirements. Those sales may, but will not necessarily, be at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a fund will not exactly match that fund's current or potential investments. A fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests. For example, by hedging investments in fund securities with a futures contract based on a broad index of securities may involve a risk that the futures position will not correlate precisely with such performance of the fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments correlate with a fund's investments. Futures prices are affected by factors such as: current and anticipated short-term interest rates; changes in volatility of the underlying instruments; and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices.

Imperfect correlations between a fund's investments and its futures positions may also result from: differing levels of demand in the futures markets and the securities markets; from structural differences in how futures and securities are traded; and from imposition of daily price fluctuation limits for futures contracts.

A fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities. This may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or may result in losses that are not offset by the gains in that fund's other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of seven days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.

In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such fund's access to other assets held to cover its futures positions also could be impaired.

Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities, or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract. This is accomplished by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

If applicable, each fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. The funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. In addition, the funds may hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, provided that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

IDEX Alger Aggressive Growth may not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of IDEX Alger Aggressive Growth's total assets (taken at current value); however, in the case of an option that is "in-the-money" at the time of the purchase, the "in-the-money" amount may be excluded in calculating the 5% limitation. An "in-the-money" call option is any whose strike price is lower than the current price of the underlying stock. (The strike price per share for which the underlying stock may be purchased (in the case of a call) by the option buyer upon exercise of the option contract.)

OPTIONS ON FUTURES CONTRACTS. A fund may buy and write put and call options on futures contracts. An option on a futures contract gives a fund the right (but not the obligation) to buy or sell the contract at a specified price on or before a specified date. Transactions in options on futures contracts may be made to attempt to hedge against potential changes in interest rates or currency exchange rates, or the price of a security or a securities index which might correlate with, or otherwise adversely affect, either the value of the fund's securities or the prices of securities which the fund is considering buying at a later date. Transactions in options on future contracts will not be made for speculation.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in such fund's holdings.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that fund is considering buying.

If a call or put option a fund has written is exercised, such fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its fund securities and changes in the value of the futures positions, that fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of fund securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on fund securities. For example, a fund may buy a put option on a futures contract to hedge its fund securities against the risk of falling prices or rising interest rates.

The amount of risk a fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, each of the funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges, and over-the-counter. A fund also may write call options that are not covered for cross-hedging purposes. A fund may write and buy options on the same types of securities that the fund may purchase directly. There are no specific limitations on a fund's writing and buying of options on securities.

A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

A put option written by a fund is "covered" if the fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price with its custodian; or (ii) continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the custodian).

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

A call option written by a fund is "covered" if the fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or has segregated additional cash with its custodian) upon conversion or exchange of other securities held in its fund. A call option written by a fund is also deemed to be covered: (i) if that fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written; (ii) in the case of a call on a stock index, if the fund owns a fund of securities substantially replicating the movement of the index underlying the call option; or (iii) if at the time the call is written an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned securities is segregated with the custodian.

A fund may also write call options that are not covered for cross-hedging purposes. A fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the fund manager believes that writing the option would achieve the desired hedge.

If a put or call option written by a fund were exercised, the fund would be obligated to buy or sell the underlying security at the exercise price. Writing a put option involves the risk of a decrease in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the option holder to the fund at a higher price than its current market value. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by the fund to the option holder at a lower price than its current market value. Those risks could be reduced by entering into an offsetting transaction. A fund retains the premium received from writing a put or call option whether or not the option is exercised.

The writer of an option may have no control when the underlying security must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium.

This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the fund to write another put option to the extent that the exercise price thereof is secured by other deposited liquid assets. Effecting a closing transaction also will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other fund investments. If a fund desires to sell a particular security on which the fund has written a call option, such fund will effect a closing transaction prior to or concurrent with the sale of the security.

A fund will realize a profit from a closing transaction if the price of a purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a fund may not be able to effect closing transactions in particular options and that fund would have to exercise the options in order to realize any profit. If a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). In that case, the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A fund may, subject to its investment restrictions, write options in connection with buy-and-write transactions. In other words, the fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

Buy-and-write transactions using "in-the-money" call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using "at-the-money" call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using "out-of-the-money" call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone.

If the call options are exercised in such transactions, the fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a fund may elect to close the position or take delivery of the security at the exercise price and that fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A fund may buy put options to hedge against a decline in the value of its fund. By using put options in this way, a fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that fund.

In purchasing an option, a fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid. The fund would realize a loss if the price of the underlying security did not increase (in the case of a call) or decrease (in the case of a put) during the period by more than the amount of the premium. If a put or call option purchased by a fund were permitted to expire without being sold or exercised, the fund would lose the amount of the premium.

Although they entitle the holder to buy equity securities, warrants on and options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

In addition to options on securities, a fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, a fund is obligated, in return for the premium received, to make delivery of this amount. A fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A fund will not purchase these options unless a fund's sub-adviser is satisfied with the development, depth and liquidity of the market and believes the options can be closed out.

Price movements in a fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of its sub-adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, a fund's sub-adviser may be forced to liquidate fund securities to meet settlement obligations.

The amount of risk a fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

OPTIONS ON FOREIGN CURRENCIES. Subject to any investment restrictions, a fund may buy and write options on foreign currencies in a manner similar to that in which futures contracts or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which fund securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of fund securities, a fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates. In addition, in the case of other types of options, the benefit to the fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.

A fund may also write options on foreign currencies. For example, in attempting to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of fund securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to attempt to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow that fund to hedge the increased cost up to the amount of premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

A fund may write covered call options on foreign currencies. A call option written on a foreign currency by a fund is "covered" if that fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration that is segregated by its custodian) upon conversion or exchange of other foreign currency held in its fund. A call option is also covered if: (i) the fund holds a call at the same exercise price for the same exercise period and on the same currency as the call written; or (ii) at the time the call is written, an amount of cash, U.S. government securities or other liquid assets equal to the fluctuating market value of the optioned currency is segregated with the custodian.

A fund may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, a fund collateralizes the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future, and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. A fund may enter into forward contracts to purchase and sell government securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes a fund's principal uses of forward foreign currency exchange contracts ("forward currency contracts").

A fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed upon price (which may be in U.S. dollars or another currency). A fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business.

They may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A fund also may hedge some or all of its investments denominated in foreign currency, or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar. This is accomplished by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its fund securities denominated in that currency ("position hedge"), or by participating in options or futures contracts with respect to the currency.

A fund also may enter into a forward currency contract with respect to a currency where such fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the fund's sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

These types of hedging seek to minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of, or rates of return on, a fund's foreign currency denominated fund securities.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a fund's currency exposure from one foreign currency to another removes that fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such fund if the fund's sub-adviser's position projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a fund than if it had not entered into such contracts.

A fund will cover outstanding forward currency contracts by maintaining liquid fund securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a fund is not able to cover its forward currency positions with underlying fund securities, its custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a fund's commitments with respect to such contracts.

As an alternative to segregating assets, a fund may buy call options permitting the fund to buy the amount of foreign currency being hedged by a forward sale contract, or a fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward currency contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event, a fund's ability to utilize forward currency contracts may be restricted. In addition, a fund may not always be able to enter into forward currency contracts at attractive prices and may be limited in its ability to use these contracts to hedge its assets.

SWAPS AND SWAP-RELATED PRODUCTS. In order to attempt to protect the value of its investments from interest rate or currency exchange rate fluctuations, a fund may, subject to its investment restrictions, enter into interest rate and currency exchange rate swaps, and may buy or sell interest rate and currency exchange rate caps and floors. A fund's sub-adviser may enter into these transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A fund also may enter into these transactions to attempt to protect against any increase in the price of securities the fund may consider buying at a later date.

The funds do not intend to use these transactions as a speculative investment. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate floor.

A fund, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset at least equal to the accrued excess will be segregated by its custodian.

If a fund enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A fund's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. The sub-advisers have determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of interest rate swap transactions that may be entered into by a fund, unless so stated in its investment objectives, although none of the funds presently intends to engage in such transactions in excess of 5% of its total assets. These transactions may in some instances involve the delivery of securities or other underlying assets by a fund or its counterparty to collateralize obligations under the swap.

Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

In addition to the instruments, strategies and risks described in this SAI and in the prospectus, there may be additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques that become available as a fund's sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new instruments are developed. The funds' sub-advisers may use these opportunities to the extent they are consistent with each fund's investment objective and as are permitted by a fund's investment limitations and applicable regulatory requirements.

INDEX OPTIONS. In seeking to hedge all or a portion of its investments, a fund may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the funds. The funds with such option writing authority may write only covered options. A fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery on an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A fund may purchase and write put and call options on securities indices or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a fund realizes a gain or loss from the purchase of writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a fund of options on securities indices is subject to the sub-adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the sub-adviser desires that a fund engage in such a transaction.

WEBS AND OTHER INDEX-RELATED SECURITIES. A fund may invest in shares of an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. The funds also may invest in the CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. A fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses. Investing in these securities may result in duplication of certain fees and expenses.

EURO INSTRUMENTS. The funds may each make investments in Euro instruments. Euro instruments are U.S. dollar-denominated futures contracts, or options thereon, which are linked to the London Interbank Offered Rate (the "LIBOR"), although foreign currency-denominated instruments are available from time to time. Euro futures contracts enable purchasers to obtain a fixed rate for the lending of funds, and sellers to obtain a fixed rate for borrowings. A fund might use Euro futures contracts and options thereon to hedge against changes in LIBOR, which may be linked to many interest rate swaps and fixed income instruments.

SPECIAL INVESTMENT CONSIDERATIONS AND RISKS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, forward contracts, options on securities, options on foreign currencies and swaps and swap-related products draws upon skills and experience which are different from those needed to select the other instruments in which a fund may invest. Should interest or exchange rates, or the prices of securities or financial indices move in an unexpected manner, a fund may not achieve the desired benefits of the foregoing instruments or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies, forward contracts and other negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Markets in a number of the instruments are relatively new and still developing, and it is impossible to predict the amount of trading interest that may exist in those instruments in the future.

Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a fund as: the possible loss of the entire premium paid for an option bought by a fund; the inability of the fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option; and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that a fund will be able to use those instruments effectively for their intended purposes.

In connection with certain of its hedging transactions, a fund must segregate assets with the fund's custodian bank to ensure that such fund will be able to meet its obligations pursuant to these instruments. Segregated assets generally may not be disposed of for so long as a fund maintains the positions giving rise to the segregation requirement. Segregation of a large percentage of a fund's assets could impede implementation of that fund's investment policies or its ability to meet redemption requests or other current obligations.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by a fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.

In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign government restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement. These include such things as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) less availability than that available in the United States of data on which to make trading decisions; (iii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

OTHER INVESTMENT COMPANIES

Subject to its investment restrictions, a fund may invest in securities issued by other investment companies as permitted. A fund may indirectly bear a portion of any investment advisory fees and expenses paid by funds in which it invests, in addition to the advisory fees and expenses paid by the fund.

WHEN-ISSUED, DELAYED SETTLEMENT AND
FORWARD DELIVERY SECURITIES

Securities may be purchased and sold on a "when-issued," "delayed settlement," or "forward (delayed) delivery" basis.

"When-issued" or "forward delivery" refers to securities whose terms are available, and for which a market exists, but which are not available for immediate delivery. When-issued or forward delivery transactions may be expected to occur a month or more before delivery is due.

A fund may engage in when-issued transactions to obtain what is considered to be an advantageous price and yield at the time of the transaction. When a fund engages in when-issued or forward delivery transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

"Delayed settlement" is a term used to describe settlement of a securities transaction in the secondary market which will occur sometime in the future. No payment or delivery is made by a fund until it receives payment or delivery from the other party for any of the above transactions.

The fund will segregate with its custodian cash, U.S. government securities or other liquid assets at least equal to the value or purchase commitments until payment is made. The segregated securities will either mature or, if necessary, be sold on or before the settlement date. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a fund may earn income on securites it has segregated to collateralize its delayed delivery purchases.

New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

                                 RISK FACTORS

At the time of settlement, the market value of the security may be more or less than the purchase price. A fund bears the risk of such market value fluctuations. These transactions also involve the risk that the other party to the transaction may default on its obligation to make payment or delivery. As a result, the fund may be delayed or prevented from completing the transaction and may incur additional costs as a consequence of the delay.

ZERO COUPON, PAY-IN-KIND AND
STEP COUPON SECURITIES

Subject to its investment restrictions, a fund may invest in zero coupon, pay-in-kind and step-coupon securities. Zero-coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero-coupon securities and step-coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 ("Code"), a fund must distribute its investment company taxable income, including the original issue discount accrued on zero-coupon or step-coupon bonds. Because it will not receive cash payments on a current basis in respect of accrued original-issue discount on zero-coupon bonds or step-coupon bonds during the period before interest payments begin, in some years a fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A fund might obtain such cash from selling other portfolio holdings. These actions may reduce the assets to which fund expenses could be allocated and may reduce the rate of return for such fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a fund to sell the securities at the time.

Generally, the market prices of zero-coupon bonds and strip securities are more volatile than the prices of securities that pay interest periodically in cash and they are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

LENDING OF FUND SECURITIES

Subject to any applicable investment restriction relating to lending, a fund may lend securities from its portfolio. Under applicable regulatory requirements (which are subject to change), the following conditions apply to securities loans: a) the loan must be continuously secured by liquid assets maintained on a current basis in an amount at least equal to the market value of the securities loaned; b) a fund must receive any dividends or interest paid by the issuer on such securities; c) a fund must have the right to call the loan and obtain the securities loaned at any time upon notice of not more than five business days, including the right to call the loan to permit voting of the securities; and d) a fund must receive either interest from the investment of collateral or a fixed fee from the borrower. Securities loaned by a fund remain subject to fluctuations in market value. A fund may pay reasonable finders, custodian and administrative fees in connection with a loan. Securities lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loans will be fully collateralized at all times, a fund may experience delays in, or be prevented from, recovering the collateral. During a period that a fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A fund may also incur expenses in enforcing its rights. If a fund has sold the loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase. A fund will not lend securities to any adviser or sub-adviser to the funds or their affiliates. By lending its securities, a fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. government securities are used as collateral.

JOINT TRADING ACCOUNTS

IDEX JCC Growth, IDEX JCC Global, and IDEX JCC Capital Appreciation, and other clients of Janus and its affiliates, may place assets in joint trading accounts for the purpose of making short-term investments in money market instruments. The Board of Trustees must approve the participation of each of these funds in these joint trading accounts and procedures pursuant to which the joint accounts will operate. The joint trading accounts are to be operated pursuant to an exemptive order issued to Janus and certain of its affiliates by the SEC. All joint account participants, including these funds, will bear the expenses of the joint trading accounts in proportion to their investments. Financial difficulties of other participants in the joint accounts could cause delays or other difficulties for the funds in withdrawing their assets from joint trading accounts.

ILLIQUID SECURITIES

Subject to its investment restrictions, a fund may invest its assets in illiquid securities (i.e., securities that are not readily marketable). The Board of Trustees has authorized the sub-advisers to make liquidity determinations with respect to its securities, including Rule 144A securities, commercial paper and municipal lease obligations in accordance with the guidelines established by the Board of Trustees. Under the guidelines, the sub-adviser will consider the following factors in determining whether a Rule 144A security or a municipal lease obligation is liquid: 1) the frequency of trades and quoted prices for the security; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and
4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. With respect to municipal lease obligations, the sub-adviser of IDEX Federated Tax Exempt and IDEX JCC Flexible Income will also consider factors unique to municipal lease obligations including the general creditworthiness of the municipality, the importance of the property covered by the lease obligation and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the fund. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A fund may be restricted in its ability to sell such securities at a time when the sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.

REPURCHASE AND REVERSE REPURCHASE
AGREEMENTS

Subject to its investment restrictions, a fund may enter into repurchase and reverse repurchase agreements. In a repurchase agreement, a fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or collateral. A fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is the policy of each fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the sub-adviser for that fund and approved by the Board of Trustees. In addition, the funds currently intend to invest primarily in repurchase agreements collateralized by cash, U.S. government securities, or money market instruments whose value equals at least 100% of the repurchase price, marked-to-market daily.

In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will segregate with its custodian cash and appropriate liquid assets with the funds' custodian to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements only with parties the investment sub-adviser for each fund deems creditworthy and that have been reviewed by the Board of Trustees.

Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred.

Reverse repurchase agreements may expose a fund to greater fluctuations in the value of its assets.

PASS-THROUGH SECURITIES

Each of the funds may, in varying degrees, invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that has been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the funds.

The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from traditional bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest, but is not backed by the full faith and credit of the U.S. government.

The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest, but it is not backed by the full faith and credit of the U.S. government.

Each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as a fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, some of a fund's higher yielding mortgage-backed securities may be converted to cash. That fund will then be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Mortgage and asset-backed securities may have periodic income payments or may pay interest at maturity (as is the case with Treasury bills or zero-coupon bonds).


Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor or guarantor of the security and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

HIGH YIELD/HIGH-RISK BONDS

High-yield/high-risk bonds, below investment grade securities (commonly known as "junk bonds") involve significant credit and liquidity concerns and fluctuating yields, and are not suitable for short-term investing. Higher yields are ordinarily available on fixed-income securities which are unrated or are rated in the lower rating categories of recognized rating services such as Moody's and Standard & Poor's.

Lower rated bonds also involve the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a fund owning such bonds would experience a reduction in its income, and could expect a decline in the market value of the securities so affected. Such funds, furthermore, may incur additional costs in seeking the recovery of the defaulted securities. More careful analysis of the financial condition of each issuer of lower rated securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payments obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

Unrated securities are not necessarily of lower quality than rated securities, but the markets for lower rated and nonrated securities are more limited than those in which higher rated securities are traded. In addition, an economic downturn or increase in interest rates is likely to have a greater negative effect on: (i) the market for lower rated and nonrated securities; (ii) the value of high yield debt securities held by a fund; (iii) the new asset value of a fund holding such securities; and (iv) the ability of the bonds' issuers to repay principal and interest, meet projected business goals and obtain additional financing than on higher rated securities.

WARRANTS AND RIGHTS

Subject to its investment restrictions, a fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks.

U.S. GOVERNMENT SECURITIES

Examples of the types of U.S. government securities that a fund may hold include, in addition to those described in the prospectus and direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

TEMPORARY DEFENSIVE POSITION

For temporary defensive purposes, a portfolio may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a fund assumes a temporary defensive position it may not be able to achieve its investment objective.

TURNOVER RATE
-------------

FUND                               OCTOBER 31, 1999     OCTOBER 31,1998
-------------------------------   ------------------   ----------------
IDEX Alger Aggressive Growth             96.25%             142.08%
IDEX JCC Capital Appreciation            93.54%             136.59%
IDEX JCC Global                         145.40%              87.68%
IDEX JCC Growth                          70.97%              27.19%

------------------------------

As stated in the prospectus, each of the funds generally intends to purchase and sell securities as deemed appropriate by the fund's sub-adviser to further a fund's stated investment objective, and the rate of fund turnover is not expected to be a limiting factor when changes are deemed to be appropriate.

These percentages are calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of such securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). For example, a fund turnover rate of 100% would mean that all of a fund's securities (except those excluded from the calculation) were replaced once in a period of one year. A high rate of fund turnover generally involves correspondingly greater brokerage commission expenses.

Turnover rates may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of a fund's shares and by requirements, the satisfaction of which enable the fund to receive favorable tax treatment. Because the rate of fund turnover is not a limiting factor, particular holdings may be sold at any time if investment judgment or fund operations make a sale advisable. As a result, the annual fund turnover rate in future years may exceed the percentage shown above.

INVESTMENT ADVISORY AND OTHER SERVICES

IDEX Mutual Funds has entered into a Management and Investment Advisory Agreement ("Advisory Agreement") on behalf of each fund with Idex Management, Inc. ("IMI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716. IMI supervises each respective fund's investments and conducts its investment program.

The Advisory Agreement provides that IMI will perform the following services or cause them to be performed by others: (i) furnish to the fund investment advice and recommendations; (ii) supervise the purchase and sale of securities as directed by appropriate fund officers, and (iii) be responsible for the administration of each fund. For services to IDEX JCC Capital Appreciation, IDEX JCC Global and IDEX JCC Growth, IMI receives an annual fee, computed daily and paid monthly, equal to 1.00% of the first $750 million of each fund's average daily net assets, 0.90% of the next $250 million of each fund's average daily net assets, and 0.85% of the average daily net assets of that fund in excess of $1 billion; and for IDEX Alger Aggressive Growth, IMI receives 0.80% of the first $500 million of each fund's average daily net assets and 0.70% of each fund's average daily net assets over $500 million.

The duties and responsibilities of the investment adviser are specified in the Advisory Agreement. The Advisory Agreement was approved by the Board of Trustees (including a majority of trustees who are not parties to the Advisory Agreement or interested persons, as defined by the 1940 Act, of any such party). The Advisory Agreement is not assignable and may be terminated without penalty upon 60 days' written notice at the option of either the Fund, IMI or by a vote of shareholders of each fund. The Advisory Agreement provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of each fund and (b) by a majority vote of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party cast in person at a special meeting called for such purposes.

The Advisory Agreement also provides that IMI shall not be liable to the funds or to any shareholder for any error of judgment or mistake of law or for any loss suffered by a fund or by any shareholder in connection with matters to which the Advisory Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of IMI in the performance of its duties thereunder.

The Advisory Agreement became effective as follows: IDEX Alger Aggressive Growth - September 30, 1994; IDEX JCC Capital Appreciation, IDEX JCC Global and IDEX JCC Growth - June 23, 1998.

Each fund pays its allocable share of the fees and expenses of a fund's non-interested trustees, custodian and transfer agent fees, brokerage commissions and all other expenses in connection with the execution of its portfolio transactions, administrative, clerical, recordkeeping, bookkeeping, legal, auditing and accounting expenses, interest and taxes, expenses of preparing tax returns, expenses of shareholders' meetings and preparing, printing and mailing proxy statements (unless otherwise agreed to by the funds or IMI, expenses of preparing and typesetting periodic reports to shareholders (except for those reports the funds permit to be used as sales literature), and the costs, including filing fees, of renewing or maintaining registration of fund shares under federal and state law. The investment adviser will reimburse a fund, or waive fees, or both, whenever, in any fiscal year, the total cost to a fund of normal operating expenses chargeable to its income account, including the investment advisory fee but excluding brokerage commissions, interest, taxes and 12b-1 fees, exceeds, in the case of the IDEX JCC Capital Appreciation and IDEX JCC Growth, 1.50% of each fund's average daily net assets; and 1.20% of IDEX Alger Aggressive Growth's average daily net assets for all other funds. The IDEX JCC Global does not have an expense limitation.

                                              ADVISORY FEE AFTER REIMBURSEMENT          ADVISORY FEE REIMBURSEMENTS
                                          ----------------------------------------- -----------------------------------
                                                         OCTOBER 31                             OCTOBER 31
                                          ----------------------------------------- -----------------------------------
FUND                             ADVISER       1999          1998          1997         1999        1998        1997
------------------------------- --------- ------------- ------------- ------------- ----------- ----------- -----------
IDEX Alger Aggressive Growth        IMI    $   617,922   $  344,018    $   130,896   $318,097    $173,443    $192,695
IDEX JCC Capital Appreciation       IMI    $   466,930   $  167,150    $    45,071   $ 94,449    $107,861    $193,491
IDEX JCC Global                     IMI    $ 6,949,268   $3,907,062    $ 2,224,062   $      0           0           0
IDEX JCC Growth                     IMI    $21,381,062   $1,352,188    $11,676,637   $713,062           0           0

--------------

Janus Capital Corporation ("JCC"), 100 Fillmore Street, Denver, CO 80206, serves as sub-adviser to IDEX JCC Capital Appreciation, IDEX JCC Global and IDEX JCC Growth pursuant to an Investment Counsel Agreement dated June 25, 1998 with IMI.

Fred Alger Management, Inc. ("Alger"), 1 World Trade Center, Suite 9333, New York, NY 10048, serves as sub-adviser to IDEX Alger Aggressive Growth pursuant to an Investment Counsel Agreement dated September 30, 1994 with IMI.

The sub-advisers also serve as sub-advisers to certain portfolios of the WRL Series Fund, Inc., a registered investment company. They may be referred to herein collectively as the "sub-advisers" and individually as a "sub-adviser."


FUND                                       SUB-ADVISER                             SUB-ADVISORY FEE
-------------------------------   -----------------------------   -------------------------------------------------
IDEX JCC Global                   Janus Capital Corporation       0.50% of the first $750 million of average daily
                                                                  net assets; 0.45% of the next $250 million in
                                                                  assets; and 0.4250% of assets in excess of $1
                                                                  billion
IDEX JCC Capital Appreciation     Janus Capital Corporation       0.50% of the first $750 million of average daily
                                                                  net assets; 0.45% of the next $250 million in
                                                                  assets; and 0.4250% of assets in excess of $1
                                                                  billion, less 50% of any amount reimbursed
                                                                  pursuant to the fund's expense limitation*
IDEX Alger Aggressive Growth      Fred Alger Management, Inc.     50% of the fees received by IMI under the
                                                                  Advisory Agreement, less 40% of any amount
                                                                  reimbursed pursuant to its expense limitation
IDEX JCC Growth                   Janus Capital Corporation       0.50% of the first $750 million of average daily
                                                                  net assets; 0.45% of the next $250 million; and
                                                                  0.4250% of assets in excess of $1 billion, less
                                                                  50% of any amount reimbursed pursuant to the
                                                                  fund's expense limitation*

------------------------------
* Janus has contractually agreed to reduce each sub-advisory fee as follows:
  IDEX JCC Growth and IDEX JCC Capital Appreciation: first $100 million - none, next $400 million ($100 - $500 million) 0.0125%, next $250 million ($500 - $750 million) 0.0625%, next $250 million ($750 million - $1 billion) 0.0125%, above $1 billion 0.0125%. This agreement will terminate on June 25, 2000.

                            SUB-ADVISORY FEES PAID
                           (NET OF FEES REIMBURSED)

                                                   OCTOBER 31
                                  ---------------------------------------------
FUND                                   1999            1998            1997
-------------------------------   -------------   -------------   -------------
IDEX Alger Aggressive Growth      $   342,362     $  137,607      $   52,325
IDEX JCC Capital Appreciation     $   233,465     $   83,575      $   22,536
IDEX JCC Global                   $ 3,480,875     $1,953,531      $1,112,031
IDEX JCC Growth                   $11,063,717     $6,769,684      $5,838,319

------------------------------

AUSA Holding Company ("AUSA") owns 100% of the outstanding stock of IMI. AUSA also owns 100% of the outstanding shares of the Fund's distributor and transfer agent. AUSA is wholly-owned by AEGON USA, Inc., a financial services holding company located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON USA, Inc. is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded international insurance group.

Janus Capital has agreed that it will, until June 25, 2000, provided that it continues to serve as sub-adviser to the funds it currently sub-advises and compensate ISI for its services in connection with promotion, marketing, and distribution in an amount equal to 0.0375% of the average daily net assets of each of IDEX JCC Capital Appreciation and IDEX JCC Growth at certain levels. This agreement will terminate on that date.

Each of the sub-advisers also serves as investment adviser or sub-adviser to other funds and/or private accounts which may have investment objectives identical or similar to that of the funds. Securities frequently meet the investment objectives of one or all of these funds, the other funds and the private accounts. In such cases, a sub-adviser's decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amounts available for investment by each fund or account, the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Another factor considered in the investment recommendations is other investments which each fund or account presently has in a particular industry.

It is possible that at times identical securities will be held by more than one fund or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or private accounts served by a sub-adviser seeks to acquire or sell the same security at about the same time, either the price obtained by the funds or the amount of securities that may be purchased or sold by a fund at one time may be adversely affected. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the funds. In the event more than one fund or account purchases or sells the same security on a given date, the purchase and sale transactions are allocated among the fund(s), the other funds and the private accounts in a manner believed by the sub-advisers to be equitable to each.

                                  DISTRIBUTOR

IDEX Mutual Funds has entered into an Underwriting Agreement with InterSecurities, Inc. ("ISI"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716 to act as the principal underwriter of the shares of the funds. The Underwriting Agreement will continue from year to year so long as its continuance is approved at least annually in the same manner as the Investment Advisory Agreements discussed above. A discussion of ISI's responsibilities and charges as principal underwriter of fund shares is set forth in the prospectus.

                            UNDERWRITING COMMISSIONS

                                                                                    COMMISSIONS RETAINED FOR THE PERIOD
                                    COMMISSIONS RECEIVED FOR THE PERIOD ENDED                      ENDED
                                  ---------------------------------------------   ---------------------------------------
                                                   OCTOBER 31                                   OCTOBER 31
                                  ---------------------------------------------   ---------------------------------------
FUND                                   1999            1998            1997            1999          1998         1997
-------------------------------   -------------   -------------   -------------   -------------   ----------   ----------
IDEX Alger Aggressive Growth      $ 1,519,511     $  449,078      $  330,689      $1,321,658      $ 64,099     $ 47,828
IDEX JCC Capital Appreciation     $   882,472     $  164,358      $  271,016      $  772,645      $ 26,358     $ 42,668
IDEX JCC Global                   $ 4,132,880     $2,784,651      $2,336,372      $3,671,479      $401,257     $353,015
IDEX JCC Growth                   $11,290,051     $2,848,238      $2,541,907      $9,851,566      $424,803     $396,160

For the Period Ended October 31, 1999:



                                   NET UNDERWRITING     COMPENSATION ON
                                     DISCOUNTS AND      REDEMPTIONS AND      BROKERAGE         OTHER
FUND                                  COMMISSIONS         REPURCHASES       COMMISSIONS     COMPENSATION
-------------------------------   ------------------   -----------------   -------------   -------------
IDEX Alger Aggressive Growth      $1,321,658                $ 16,561                 0     $  265,092
IDEX JCC Capital Appreciation     $  772,645                $ 36,013                 0     $  121,878
IDEX JCC Global                   $3,671,479                $ 56,276                 0     $1,836,360
IDEX JCC Growth                   $9,851,566                $199,755                 0     $2,358,409

------------------------------

                            ADMINISTRATIVE SERVICES

IMI is responsible for the supervision all of the administrative functions, providing office space, and paying its allocable portion of the salaries, fees and expenses of all Fund officers and of those trustees who are affiliated with IMI. The costs and expenses, including legal and accounting fees, filing fees and printing costs in connection with the formation of a fund and the preparation and filing of a fund's initial registration statements under the 1933 Act and 1940 Act are also paid by the adviser. IMI has entered into Administrative Services Agreements

("Administrative Agreement") with ISI applicable to each fund. Under each Administrative Agreement, ISI carries out and supervises all of the administrative functions of the funds and incurs IMI's expenses related to such functions.

The administrative duties of ISI with respect to each fund include: providing the fund with office space, telephones, office equipment and supplies; paying the compensation of the Fund's officers for services rendered as such; supervising and assisting in preparation of annual and semi-annual reports to shareholders, notices of dividends, capital gain distributions and tax information; supervising compliance by the Fund with the recordkeeping requirements under the 1940 Act and regulations thereunder and with the state regulatory requirements; maintaining books and records of the Fund (other than those maintained by the Fund's custodian and transfer agent); preparing and filing tax returns and reports; monitoring and supervising relationships with the Fund's custodian and transfer agent; monitoring the qualifications of tax deferred retirement plans providing for investment in shares of each fund; authorizing expenditures and approving bills for payment on behalf of each fund; and providing executive, clerical and secretarial help needed to carry out its duties.

                              ADMINISTRATIVE FEES

FUND
-------------------------------        1998            1999
IDEX JCC Capital Appreciation     $  137,506      $   227,137
IDEX JCC Global                   $1,953,531      $ 3,468,393
IDEX JCC Growth                   $6,812,504      $10,317,345
IDEX Alger Aggressive Growth      $  310,477      $   275,560

--------------
                 CUSTODIAN, TRANSFER AGENT AND OTHER AFFILIATES

State Street Bank & Trust, 801 Pennsylvania, Kansas City, Missouri 64105-1307, is custodian for the fund. The custodian is not responsible for any of the investment policies or decisions of a fund, but holds its assets in safekeeping, and collects and remits the income thereon subject to the instructions of the funds.

Idex Investor Services, Inc. ("IIS"), P. O. Box 9015, Clearwater, Florida 33758-9015, is the transfer agent for each fund, withholding agent and dividend disbursing agent. IIS is a wholly-owned subsidiary of AUSA Holding Company and thus is an affiliate of IMI and AIMI. Each fund pays the transfer agent an annual per-account charge of $15.70 for each of its shareholder accounts in existence, $2.79 for each new account opened and $1.67 for each closed account.

DST Systems Inc. ("DST"), provider of data processing and recordkeeping services for the Fund's transfer agent, is a partially-owned subsidiary of Kansas City Southern Industries ("KCSI") and, thus, is an affiliate of Janus Capital. Each fund may use another affiliate of DST as introducing broker for certain portfolio transactions as a means to reduce expenses through a credit against transfer agency fees with regard to commissions earned by such affiliate. (See "Fund Transactions and Brokerage.") There were no brokerage credits received for the periods ended October 31, 1999, 1998 and 1997.

                              TRANSFER AGENCY FEES

                                  FEES AND EXPENSES NET OF BROKERAGE CREDITS FOR
                                                THE PERIOD ENDED
                                  ---------------------------------------------
                                                   OCTOBER 31
FUND                                   1999            1998            1997
-------------------------------   -------------   -------------   -------------
IDEX Alger Aggressive Growth       $  592,015      $  311,310      $  217,941
IDEX JCC Capital Appreciation      $  209,550      $  128,201      $  133,515
IDEX JCC Global                    $1,662,198      $1,032,225      $  628,833
IDEX JCC Growth                    $3,525,633      $2,628,305      $2,811,027

--------------

                        FUND TRANSACTIONS AND BROKERAGE

Decisions as to the assignment of fund business for each of the funds and negotiation of commission rates are made by a fund's sub-adviser, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all fund transactions. The Advisory Agreement and Investment Counsel Agreement for each fund specifically provide that in placing portfolio transactions for a fund, the fund's sub-adviser may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

In selecting brokers and dealers and in negotiating commissions, a fund's sub-adviser considers a number of factors, including but not limited to:

      The sub-adviser's knowledge of currently available negotiated commission rates or prices of securities and other current transaction costs;

      The nature of the security being traded;

      The size and type of the transaction;

      The nature and character of the markets for the security to be purchased or sold;

      The desired timing of the trade;
      The activity existing and expected in the market for the particular security;

      The quality of the execution, clearance and settlement services;

      Financial stability;

      The existence of actual or apparent operational problems of any broker or dealer; and
      Research products and services provided.

In recognition of the value of the foregoing factors, the sub-adviser may place portfolio transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker would have charged for effecting that transaction. This is done if the sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker viewed in terms of either that particular transaction or of the overall responsibilities of the sub-adviser. Research provided may include:

      Furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities;

      Furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy;

      Access to research analysts, corporate management personnel, industry experts, economists and government officials; and

      Comparative performance evaluation and technical measurement services and quotation services, and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver process or otherwise utilize information, including the research described above) that assist the sub-adviser in carrying out its responsibilities.

Most of the brokers and dealers used by the funds' sub-advisers provide research and other services described above.

A sub-adviser may use research products and services in servicing other accounts in addition to the funds. If a sub-adviser determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, a sub-adviser may allocate the costs of such service or product accordingly. The portion of the product or service that a sub-adviser determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may be a conflict of interest for a sub-adviser.

When a fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker without the use of a broker, except in those circumstances where better prices and executions will be achieved through the use of a broker.

A sub-adviser may also consider the sale or recommendation of a fund's shares by a broker or dealer to its customers as a factor in the selection of brokers or dealers to execute portfolio transactions. In placing portfolio business with brokers or dealers, a sub-adviser will seek the best execution of each transaction, and all such brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

A sub-adviser may place transactions for the purchase or sale of portfolio securities with affiliates of IMI, ISI or the sub-adviser, including DST Securities, Inc., or Fred Alger & Company, Incorporated. It is anticipated that Fred Alger & Company, Incorporated, an affiliate of Alger, will serve as IDEX Alger Aggressive Growth's broker in effecting substantially all of IDEX Alger Aggressive Growth's transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. A sub-adviser may place transactions if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable, and if overall the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Other Affiliates," are lower than those that would otherwise be incurred. Under rules adopted by the SEC, the Fund's Board of Trustees will conduct periodic compliance reviews of such brokerage allocations and review certain procedures adopted by the Board of Trustees to ensure compliance with these rules and to determine their continued appropriateness.

For the fiscal year ended October 31, 1999, IDEX Alger Aggressive Growth paid the following commissions to Fred Alger & Company, Incorporated:

COMMISSIONS PAID:
-------------------------------------
Fiscal 1999                             $ 136,631
Fiscal 1999 Percentages:
Commissions with affiliates to
   total commissions                           99%
Value of brokerage transactions
   with affiliates to value of total
   brokerage transactions                      99%

As of October 31, 1999, IDEX JCC Capital Appreciation owned $1,263,133 of the common stock of Charles Schwab Corp. Charles Schwab Corp. is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from IDEX JCC Capital Appreciation during the fiscal year ended October 31, 1999.

As of October 31, 1999, IDEX Alger Aggressive Growth owned $1,831,188 of the common stock of Morgan Stanley, Dean Witter, Discover and Company. Morgan Stanley, Dean Witter, Discover and Company is one of the ten brokers or dealers that received the greatest dollar amount of brokerage commissions from IDEX Alger Aggressive Growth during the fiscal year ended October 31, 1999.

                             BROKERAGE COMMISSIONS

                                      IDEX ALGER       IDEX JCC
BROKERAGE COMMISSIONS PAID            AGGRESSIVE        CAPITAL         IDEX JCC        IDEX JCC
(INCLUDING AFFILIATED BROKERAGE)        GROWTH       APPRECIATION        GLOBAL          GROWTH
----------------------------------   ------------   --------------   -------------   -------------
October 31, 1999                       $136,673        $179,054       $2,189,777      $2,668,652
October 31, 1998                       $155,668        $ 89,687       $  954,707      $  843,937
October 31, 1997                       $ 79,346        $108,748       $  119,665      $1,301,654
AFFILIATED BROKERAGE PAID
----------------------------------
October 31, 1999                       $136,631        $      0       $        0      $        0
October 31, 1998                       $154,866        $      0       $        0      $        0
October 31, 1997                       $ 78,761        $      0       $        0      $        0

IDEX JCC Global, IDEX JCC Growth and IDEX JCC Capital Appreciation all experienced a significant increase in brokerage commissions paid as a result of the increased volume of sales of the respective funds for fiscal year ended 10/31/99.

IDEX JCC Growth, IDEX JCC Global and IDEX JCC Capital Appreciation had brokerage commissions in the amounts of $53,372, $2,442 and $882, respectively, that were directed to brokers for brokerage and research services provided.

                             TRUSTEES AND OFFICERS

DIRECTORS AND OFFICERS

The fund is governed by a Board of Trustees. Subject to the supervision of the Board of Trustees, the assets of each fund are managed by an investment adviser and sub-advisers, and by fund managers. The Board of Trustees is responsible for managing the business and affairs of the Fund. It oversees the operation of the Fund by its officers. It also reviews the management of the funds' assets by the investment adviser and sub-advisers. Information about the Directors and officers of the Fund is as follows:

                                      POSITION(S)
NAME, ADDRESS AND AGE             HELD WITH THE FUND          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-------------------------------- -------------------- --------------------------------------------------------------
PETER R. BROWN                   TRUSTEE              Currently Retired, (January, 2000 - present); Chairman of
(DOB 05/10/28),                                       the Board, Peter Brown Construction Company (construc-
11180 6th Street East                                 tion contractors and engineers), Largo, Florida (1963 -
Treasure Island, Florida 33706                        2000); Director of WRL Series Fund, Inc. (investment
                                                      company); Rear Admiral (Ret.) U.S. Navy Reserve, Civil
                                                      Engineer Corps.
DANIEL CALABRIA                  TRUSTEE              Trustee (1993 - present) and President (1993 - 1995) of
(DOB 03/05/36)                                        The Florida Tax Free Funds (mutual funds); currently
7068 S. Shore Drive S., South                         retired; formerly President and Director (1995) of Sun
Pasadena, FL 33707-4605                               Chiropractic Clinics, Inc. (medical services); Executive Vice
                                                      President (1993 - 1995) of William R. Hough & Co.
                                                      (investment adviser, municipal bond and underwriting firm);
                                                      President/CEO (1986 - 1992) of Templeton Funds Manage-
                                                      ment, Inc. (investment advisers); and Vice President
                                                      (1986 - 1992) of all U.S. Templeton Funds (mutual funds).
JAMES L. CHURCHILL               TRUSTEE              Currently retired (1990 - present).
(DOB 07/15/30)
15 Hawthorne Road,
Bluffington, SC 29910-4901
CHARLES C. HARRIS                TRUSTEE              Director (March 1994 - present), of WRL Series Fund, Inc.
(DOB 07/15/30),                                       (investment company); currently retired (1988 - present).
35 Winston Drive,
Clearwater, Florida 33756
WILLIAM W. SHORT, JR.            TRUSTEE              President and sole shareholder of Shorts, Inc. (men's retail
(DOB 02/25/36),                                       apparel); Chairman of Southern Apparel Corporation and
12420 73rd Court,                                     S.A.C. Apparel Corporation and S.A.C. Distributors
Largo, FL 33773                                       (nationwide wholesale apparel distributors), Largo, Florida;
                                                      Member of Advisory Board of Nations Banks of Pinellas
                                                      County; Trustee of Morton Plant Hospital Foundation;
                                                      Former Chairman of Advisory Board of First Florida Bank,
                                                      Pinellas County, Florida.
JACK E. ZIMMERMAN                TRUSTEE              Director (1987 - present), Western Reserve Life Assurance
(DOB 02/03/28),                                       Co. of Ohio (life insurance); currently retired; formerly,
507 Saint Michael Circle,                             Director, Regional Marketing (September, 1986 - January,
Kettering, OH 45429                                   1993) Martin Marietta Corporation, Dayton, OH (aerospace
                                                      industry). Mr. Zimmerman is also the brother-in-law of John
                                                      Kenney, Chairman and CEO of the Fund.
PATRICK S. BAIRD                 PRESIDENT AND        President and Director (June 2000 - present), Director
(DOB 01/19/54),                  TRUSTEE              (December 1999 - June 2000), WRL Series Fund, Inc.;
4333 Edgewood Road, NE,                               Executive Vice President, Chief Operating Officer (Febru-
Cedar Rapids, Iowa 52499                              ary, 1996 - present), Executive Vice President and CFO
                                                      (February, 1995 - February, 1996), Vice President and
                                                      Chief Financial Officer (May, 1992 - February, 1995)
                                                      AEGON USA.

                                 POSITION(S)
NAME, ADDRESS AND AGE        HELD WITH THE FUND           PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
------------------------- ------------------------ ------------------------------------------------------------
JOHN E. KENNEY(1,2)       CHAIRMAN, TRUSTEE        Chairman of the Board (1986 - present), of WRL Series
(DOB 02/8/38)             AND CHIEF EXECUTIVE      Fund, Inc. (investment company); Director (December,
                          OFFICER                  1990 - present) of IDEX Management, Inc. (investment
                                                   adviser); Chairman (1988 - July, 1999) of InterSecurities,
                                                   Inc. (broker-dealer); Director (October, 1992 - present) of
                                                   ISI Insurance Agency, Inc.; Chairman, and Chief Executive
                                                   Officer (1992 - present) and President (1992 - 1999) of
                                                   Western Reserve Life Assurance Co. of Ohio (life insur-
                                                   ance); Senior Vice President (May, 1992 - present) of
                                                   AEGON USA, Inc. (financial services holding company).
                                                   Mr. Kenney is also the brother-in-law of Jack Zimmerman,
                                                   a trustee of the Fund.
THOMAS R. MORIARTY(1,2)   SENIOR VICE PRESIDENT,   Director, Chief Executive Officer and President (July,
(DOB 05/03/51)            TREASURER AND            1999 - present); Senior Vice President (June, 1991 - July,
                          PRINCIPAL FINANCIAL      1999) of InterSecurities, Inc. (broker-dealer); Director,
                          OFFICER                  Chairman and President (November 1999 - present),
                                                   Senior Vice President (September, 1992 - November,
                                                   1999) of ISI Insurance Agency, Inc.; President (November,
                                                   1990 - present) of PW Securities, Inc. (broker-dealer);
                                                   Senior Vice President (June, 1991 - November, 1999) of
                                                   IDEX Investor Services, Inc. (transfer agent); Vice
                                                   President (June, 1993 - present) of Western Reserve Life
                                                   Assurance Co. of Ohio (life insurance); President and CFO
                                                   (November, 1999 - present) of AEGON Asset Management
                                                   Services, Inc.
DAVID BULLOCK(1,2)        EXECUTIVE VICE           Executive Vice President (December, 1998 - present),
(DOB 04/25/56)            PRESIDENT                IDEX Mutual Funds; Executive Vice President (September,
                                                   1998 - present), AEGON Equity Group; President
                                                   (September, 1998 - present), AEGON Distributors;
                                                   President and CEO (September, 1999 - present)
                                                   Transamerica Capital, Inc. (formerly Endeavor Group);
                                                   prior to 1998, Senior Vice President, National Sales
                                                   Manager and Division Vice President of GE Financial
                                                   Assurance.
JOHN K. CARTER(1,2)       VICE PRESIDENT,          Assistant Secretary (June, 1999 - December, 1999) of
(DOB 04/24/61)            SECRETARY AND            IDEX Mutual Funds; Vice President, Secretary and
                          COUNSEL                  Counsel (June, 2000 - present), Assistant Vice President,
                                                   Secretary and Counsel (December, 1999 - June, 2000)
                                                   WRL Series Fund, Inc.; Vice President and Counsel
                                                   (March, 1997 - May, 1999), Salomon Smith Barney;
                                                   Assistant Vice President, Associate Corporate Counsel and
                                                   Trust Officer (September, 1993 - March, 1997) Franklin
                                                   Templeton Mutual Funds; Assistant Vice President and
                                                   Counsel (September, 1999 - present ) of Western Reserve
                                                   Life Assurance Co. of Ohio.

                                     POSITION(S)
NAME, ADDRESS AND AGE             HELD WITH THE FUND            PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-----------------------------   ---------------------   ---------------------------------------------------------------
THOMAS E. PIERPAN(1,2)          VICE PRESIDENT AND      Vice President, Associate General Counsel and Secretary
(DOB 10/18/43)                  ASSISTANT SECRETARY     (December, 1997 - December, 1999) of IDEX Mutual
                                                        Funds; Vice President, Associate General Counsel and
                                                        Secretary (December, 1997 - December, 1999), Assistant
                                                        Secretary (March, 1995 - December, 1997) of WRL Series
                                                        Fund, Inc. (investment company); Assistant Vice President,
                                                        Counsel and Assistant Secretary (November, 1997 -
                                                        present) of InterSecurities, Inc. (broker-dealer); Senior Vice
                                                        President and General Counsel (December, 1999 -
                                                        present), Associate General Counsel and Assistant
                                                        Secretary (February, 1995 - December, 1999), Assistant
                                                        Vice President (November, 1992 - November, 1993) of
                                                        Western Reserve Life Assurance of Ohio (life insurance).
CHRISTOPHER G. ROETZER(1,2)     VICE PRESIDENT,         Principal Accounting Officer (March, 1995 - March, 1997),
(DOB 01/11/63)                  ASSISTANT TREASURER     and Assistant Vice President (November, 1990 - March,
                                AND PRINCIPAL           1997) of IDEX Mutual Funds; Assistant Vice President and
                                ACCOUNTING OFFICER      Controller (May, 1998 - present) of InterSecurities, Inc.
                                                        (broker-dealer); Assistant Vice President (September, 1992
                                                        - present) of ISI Insurance Agency, Inc.; Assistant Vice
                                                        President and Controller (May, 1988 - present) of IDEX
                                                        Investor Services, Inc. (transfer agent); Assistant Vice
                                                        President (November, 1990 - present) of IDEX Manage-
                                                        ment, Inc. (investment adviser).
JULIAN LERNER                   TRUSTEE EMERITUS        Currently retired; Trustee of American Skandia Trust;
(DOB 11/12/24),                                         Director of American Skandia Advisory Funds; Trustee of
One Spurling Plaza,                                     American Skandia Master Trust; formerly Investment
Suite 208,                                              Consultant (1995 - 1996) and Sr. Vice President (1987 -
12850 Spurling Road,                                    1995) of Aim Capital Management (investment adviser).
Dallas, Texas 75230

------------------------------
(1) The principal address of each person listed, unless otherwise indicated, is P.O. Box 9015, Clearwater, FL 33758-9015.
(2) Interested Person (as defined in the 1940 Act) of the Fund.

The Fund pays no salaries or compensation to any of its officers, all of whom are officers or employees of either ISI, IMI or their affiliates. Disinterested Trustees (i.e., Trustees who are not affiliated with ISI, IMI or any of the sub-advisers) receive for each regular Board meeting: (a) a total annual retainer fee of $20,000 from the funds, of which the funds pay a pro rata share allocable to each fund based on the relative assets of the fund; plus (b) $4,000 and incidental expenses per meeting attended. Three of the Disinterested Trustees have been elected to serve on the Fund's Audit Committee, which meets twice annually. Each Audit Committee member receives a total of $2,500 per Audit Committee meeting attended in addition to the regular meetings attended. In the case of a Special Board Meeting, each of the Disinterested Trustees receives a fee of $2,500 plus incidental expenses per special meeting attended, in addition to the regular meetings attended. Any fees and expenses paid to Trustees who are affiliates of IMI or ISI are paid by IMI and/or ISI and not by the funds.

Commencing on January 1, 1996, a non-qualified deferred compensation plan (the "Plan") became available to Trustees who are not interested persons of the Fund. Under the Plan, compensation may be deferred that would otherwise be payable by the Fund and/or WRL Series Fund, Inc., to a Disinterested Trustee or Director on a current basis for services rendered as Trustee or Director. Deferred compensation amounts will accumulate based on the value of Class A shares of a fund (without imposition of sales charge), as elected by the Trustee. It is not anticipated that the Plan will have any impact on the funds.

The following table provides compensation amounts paid to Disinterested Trustees of the Fund for the fiscal year ended October 31, 1999.

                               COMPENSATION TABLE

                                           AGGREGATE               PENSION OR RETIREMENT        TOTAL COMPENSATION PAID TO
                                       COMPENSATION FROM        BENEFITS ACCRUED AS PART OF         TRUSTEES FROM FUND
NAME OF PERSON, POSITION              IDEX MUTUAL FUNDS *              FUND EXPENSES                    COMPLEX**
--------------------------------   -------------------------   -----------------------------   ---------------------------
                                    FOR YEAR ENDED 10/31/99            AS OF 10/31/99                    10/31/99
Peter R. Brown, Trustee                     $ 28,250                      $28,750                        $ 41,000
Daniel Calabria, Trustee                    $ 25,500                      $ 6,375                        $ 25,500
James L. Churchill, Trustee                 $ 25,500                      $16,400                        $ 25,500
Charles C. Harris, Trustee                  $ 28,250                      $     0                        $ 41,000
Julian A. Lerner, Trustee***                $ 25,500                      $     0                        $ 25,500
William W. Short, Jr., Trustee              $ 28,250                      $22,750                        $ 28,250
Jack E. Zimmerman, Trustee                  $ 25,500                      $ 5,500                        $ 25,500
                                            --------                      -------                        --------
Total                                       $186,750                      $79,775                        $212,250

------------------------------
 * Of this aggregate compensation, the total amounts deferred (including earnings) and accrued for the benefit of the participating Trustees for the year ended October 31, 1999 were as follows: Peter R. Brown, $30,961; Daniel Calabria, $7,542; James L. Churchill, $19,425; William W. Short, Jr., $22,750; and Jack E. Zimmerman, $5,500.

 ** The Fund Complex consists of IDEX Mutual Funds and WRL Series Fund, Inc.

*** Effective January 1, 2000, Mr. Lerner became a Trustee Emeritus.

The Board of Trustees has adopted a policy whereby any Disinterested Trustee of the Fund in office on September 1, 1990 who has served at least three years as a trustee may, subject to certain limitations, elect upon his resignation to serve as a trustee emeritus for a period of two years. A trustee emeritus has no authority, power or responsibility with respect to any matter of the Fund. While serving as such, a trustee emeritus is entitled to receive from the Fund an annual fee equal to one-half the fee then payable per annum to Disinterested Trustees of the Fund, plus reimbursement of expenses incurred for attendance at Board meetings.

The Fund has an Executive Committee whose members currently are John R. Kenney, Pat Baird and Peter R. Brown. The Executive Committee may perform all of the functions which may be performed by the Board of Trustees, except as set forth in the Declaration of Trust and By-Laws of the Fund or as prohibited by applicable law.

During the fiscal year ended October 31, 1999, the Fund paid $266,525 in trustees fees and expenses, and no trustee emeritus fees or expenses. As of January 30, 2000, the trustees and officers held in the aggregate less than 1% of the outstanding shares of each of the funds.

                              PURCHASE OF SHARES

As stated in the prospectus, each fund offers investors a choice of four classes of shares. (IDEX JCC Growth also includes a fifth class, Class T shares, which are not available for new investors.) Class A, Class B, Class C or Class M shares of a fund can be purchased through ISI or through broker-dealers or other financial institutions that have sales agreements with ISI. Shares of each fund are sold at the net asset value per share as determined at the close of the regular session of business on the New York Stock Exchange next occurring after a purchase order is received and accepted by the fund. (The applicable sales charge is added in the case of Class A, Class M and Class T shares.) The prospectus contains detailed information about the purchase of fund shares.

                              DEALER REALLOWANCES

IDEX sells shares of its funds both directly and through authorized dealers. When you buy shares, your fund receives the entire NAV of the shares you purchase. ISI keeps the sales charge, then "reallows" a portion to the dealers through which shares were purchased. This is how dealers are compensated.

From time to time, ISI will create special promotions in which dealers earn larger reallowances in return for selling significant amounts of shares or for certain training services. Sometimes, these dealers may earn virtually the entire sales charge; at those times, they may be deemed underwriters as described in the 1933 Act.

Promotions may also involve non-cash incentives such as prizes or merchandise. Non-cash compensation may also be in the form of attendance at seminars conducted by ISI, including lodging and travel expenses, in accordance with the rules of the NASD.

Reallowances may also be given to financial institutions to compensate them for their services in connection with Class A share sales and servicing of shareholder accounts.

ISI may also pay dealers or financial institutions from its own funds or administrative services for larger accounts.

                       CLASS A SHARE DEALER REALLOWANCES

                                    REALLOWANCE TO DEALERS AS A %
AMOUNT OF PURCHASE                        OF OFFERING PRICE
--------------------------------   ------------------------------
Under $50,000                               4.75%
$50,000 to under $100,000                   4.00%
$100,000 to under $250,000                  2.75%
$250,000 to under $500,000                  2.25%
$500,000 to under $1,000,000                1.75%
$1,000,000 to under $2,500,000              1.00%
$2,500,000 to under $4,000,000              0.75%
$4,000,000 to under $5,000,000              0.50%
$5,000,000 and over                         0.25%

                       CLASS B SHARE DEALER REALLOWANCES

                           DEALER REALLOWANCE %
                -----------------------------------------
All purchases        5.00%*
                * From time to time, ISI may reallow to
                a dealer an amount less than 5% on
                sales of Class B shares. In such
                circumstances, ISI will benefit directly
                to the extent the reallowance
                percentage is reduced below 5% on
                any purchase of Class B shares.

                       CLASS T SHARE DEALER REALLOWANCES
                               (IDEX JCC Growth)


                         REALLOWANCE TO DEALERS AS A %
AMOUNT OF PURCHASE             OF OFFERING PRICE
---------------------   ------------------------------
$1,000,000 and over                 1.00%

                               DISTRIBUTION PLANS

As stated in the prospectus under "Investment Advisory and Other Services," each fund has adopted a separate Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (individually, a "Plan" and collectively, the "Plans"), applicable to Class A, Class B, Class C and Class M shares of the fund. This Plan is structured as a Compensation Plan. CLASS T SHARES OF IDEX JCC GROWTH ARE NOT SUBJECT TO ANNUAL DISTRIBUTION AND SERVICE FEES.

In determining whether to approve the Distribution Plan and the Distribution Agreements, the Trustees considered the possible advantages afforded shareholders from adopting the Distribution Plans and Distribution Agreements. The Trustees were informed by representatives of ISI that reimbursements of distribution-related expenses by the Fund under the Distribution Plans would provide incentives to ISI to establish and maintain an enhanced distribution system whereby new investors will be attracted to the funds. The Trustees believe that improvements in distribution services should result in increased sales of shares in the funds. In turn, increased sales are expected to lead to an increase in a fund's net asset levels, which would enable the funds to achieve economies of scale and lower their per-share operating expenses. In addition, higher net asset levels could enhance the investment management of the funds, for net inflows of cash from new sales may enable a fund's investment adviser and sub-adviser to take advantage of attractive investment opportunities. Finally, reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the capital necessary to meet redemption requests.

Under the Plans for Class A shares (the "Class A Plans"), a fund may pay ISI an annual distribution fee of up to 0.35% and an annual service fee of up to 0.25% of the average daily net assets of a fund's Class A shares; however, to the extent that a fund pays service fees, the amount which a fund may pay as a distribution fee is reduced accordingly so that the total fees payable under the Class A Plan may not exceed on an annualized basis 0.35% of the average daily net assets of a fund's Class A shares.

Under the Plans for Class B shares (the "Class B Plans"), a fund may pay ISI an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class B shares.

Under the Plans for Class C shares (the "Class C Plans"), a fund may pay ISI an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class C shares.

Under the Plans for Class M shares (the "Class M Plans"), a fund may pay ISI an annual distribution fee of up to 0.75% and an annual service fee of up to 0.25% of the average daily net assets of the fund's Class M shares; however, the total fee payable pursuant to the Class M Plan may not, on an annualized basis, exceed 0.90% of the average daily net assets of the fund's Class M shares.

ISI may use the fees payable under the Class A, Class B, Class C and Class M Plans as it deems appropriate to pay for activities or expenses primarily intended to result in the sale of the Class A, Class B, Class C or Class M shares, respectively, or in personal service to and/or maintenance of these shareholder accounts. For each class, these activities and expenses may include, but are not limited to:

      Compensation to employees of ISI;
      Compensation to and expenses of ISI and other
       selected dealers who engage in or otherwise support the distribution of shares or who service shareholder accounts;
      The costs of printing and distributing prospectuses,
       statements of additional information and reports for other than existing shareholders; and
      The cost of preparing, printing and distributing sales literature and advertising materials.

Under the Plans, as required by Rule 12b-1, the Board of Trustees will review, at least quarterly, a written report provided by ISI of the amounts expended by ISI in distributing and servicing Class A, Class B, Class C or Class M shares of the funds and the purpose for which such expenditures were made. For so long as the Plans are in effect, selection and nomination of the Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not interested persons of the Fund.

A Plan may be terminated as to a class of shares of a fund at any time by vote of a majority of the Disinterested Trustees, or by vote of a majority of the outstanding voting securities of the applicable class. A Plan may be amended by vote of the Trustees, including a majority of the Disinterested Trustees of the Fund and have no direct or indirect financial interest in the operation of the Plan or any agreement relating thereto, cast in person at a meeting called for that purpose. Any amendment of a Plan that would materially increase the costs to a particular class of shares of a fund requires approval by the shareholders of that class. A Plan will remain in effect for successive one year periods, so long as such continuance is approved annually by vote of the Fund's Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance.

                               DISTRIBUTION FEES
Distribution related expenses incurred by ISI for the fiscal year ended October 31, 1999 are listed in the table below. These expenses have been partially reimbursed to ISI by a 12b-1 arrangement with the funds.


                                                        IDEX ALGER                                 IDEX JCC
                                                    AGGRESSIVE GROWTH                        CAPITAL APPRECIATION
                                        ------------------------------------------ -----------------------------------------
                                               A              B            M**            A             B            M**
                                            SHARES         SHARES        SHARES        Shares         Shares       Shares
                                        -------------- -------------- ------------ -------------- ------------- ------------
Advertising                             $  9,595.00    $  3,772.00    $ 1,921.00   $  2,890.00    $   398.00    $   202.00
Printing/mailing prospectuses to other
 than current shareholders              $ 61,356.00    $ 35,263.00    $14,239.00   $ 35,743.00    $21,964.00    $ 6,143.00
Compensation to
 underwriters                           $ 82,159.00    $ 10,650.00    $ 9,908.00   $ 57,551.00    $ 4,255.00    $ 2,636.00
Compensation to dealers                 $ 90,221.00    $ 10,388.00    $10,669.00   $ 34,182.00    $ 4,710.00    $ 2,142.00
Compensation to sales personnel         $ 96,459.00    $ 60,562.00    $23,724.00   $ 66,949.00    $44,328.00    $11,597.00
Interest or other finance charges       $      0.00    $      0.00    $     0.00   $      0.00    $     0.00    $     0.00
Travel                                  $ 16,087.00    $  9,885.00    $ 3,905.00   $ 10,767.00    $ 7,017.00    $ 1,860.00
Office expenses                         $ 38,951.00    $ 21,915.00    $ 9,011.00   $ 22,185.00    $13,106.00    $ 3,612.00
Administrative processing costs         $  7,707.00    $  3,345.00    $ 1,432.00   $  2,922.00    $ 1,461.00    $   716.00
TOTAL                                   $402,535.00    $155,780.00    $74,809.00   $233,189.00    $97,239.00    $28,908.00

                                                      IDEX JCC GLOBAL
                                        --------------------------------------------
                                                A              B            M**
                                             SHARES          SHARES        SHARES
                                        ---------------- ------------- -------------
Advertising                             $   60,768.00    $ 40,576.00   $ 19,900.00
Printing/mailing prospectuses to other
 than current shareholders              $  206,007.00    $174,040.00   $ 96,475.00
Compensation to
 underwriters                           $  372,477.00    $ 33,054.00   $ 37,174.00
Compensation to dealers                 $  571,972.00    $125,943.00   $173,332.00
Compensation to sales personnel         $  306,976.00    $267,195.00   $146,338.00
Interest or other finance charges       $        0.00    $      0.00   $      0.00
Travel                                  $   52,291.00    $ 45,010.00   $ 24,637.00
Office expenses                         $  147,920.00    $118,752.00   $ 63,977.00
Administrative processing costs         $   18,930.00    $ 10,701.00   $  5,475.00
TOTAL                                   $1,737,341.00    $815,271.00   $567,308.00

                                                       IDEX JCC GROWTH*
                                        -----------------------------------------------
                                                A                B             M**
                                             SHARES           SHARES       SHARES hares
                                        ---------------- ---------------- -------------
Advertising                             $  120,362.00    $   38,742.00    $ 35,590.00
Printing/mailing prospectuses to other
 than current shareholders              $  709,903.00    $  321,350.00    $160,177.00
Compensation to
 underwriters                           $1,226,914.00    $   36,618.00    $ 56,341.00
Compensation to dealers                 $1,594,500.00    $   33,541.00    $ 85,572.00
Compensation to sales personnel         $1,099,234.00    $  532,917.00    $247,632.00
Interest or other finance charges       $        0.00    $        0.00    $      0.00
Travel                                  $  183,902.00    $   87,694.00    $ 41,623.00
Office expenses                         $  455,525.00    $  199,947.00    $106,804.00
Administrative processing costs         $   42,263.00    $   10,518.00    $  4,740.00
TOTAL                                   $5,432,603.00    $1,261,327.00    $736,479.00

------------------------------
* Class T shares of IDEX JCC Growth are not subject to annual distribution and service fees.
** All shares designated as Class C shares prior to March 1, 1999 were renamed as Class M shares on that date. Effective November 1, 1999, each fund began offering a new Class C share that has different fees and expenses than the previous Class C share. Information is not included for the new Class C share because the Fund began offering those shares on November 1, 1999.

                         NET ASSET VALUE DETERMINATION

Net asset value is determined separately for each class of shares of a fund on each day as of the close of the regular session of business on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time, Monday through Friday, except on: (i) days on which changes in the value of portfolio securities will not materially affect the net asset value of a particular class of shares of the funds; (ii) days during which no shares of a fund are tendered for redemption and no orders to purchase shares of that fund are received; or
(iii) customary national holidays on which the Exchange is closed. The per share net asset value of each class of shares of a fund is determined by adding the fund's total assets, subtracting liabilities and dividing by the number of shares outstanding. The public offering price of a Class A, Class B, Class C, Class M or Class T share of a fund is the net asset value per share plus, the applicable sales charge in the case of Class A, Class M or Class T shares. Investment securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign), or on the NASDAQ National

Market. Investment securities traded on the over-the-counter market and listed securities for which no sales are reported for the trading period immediately preceding the time of determination are valued at the last bid price. Foreign currency denominated assets and liabilities are converted into U.S. dollars at the closing exchange rate each day. Other securities for which quotations are not readily available are valued at fair values determined in such manner as a fund's sub-adviser, under the supervision of the Board of Trustees, decides in good faith.

                OFFERING PRICE PER SHARE CALCULATED AS FOLLOWS:

                                     NET ASSET VALUE PER SHARE            ADD MAXIMUM        AMOUNT OF SALES     OFFERING PRICE
AS OF OCTOBER 31, 1999            (NET ASSETS/SHARES OUTSTANDING)     SELLING COMMISSION          CHARGE           PER SHARE
------------------------------   ---------------------------------   --------------------   -----------------   ---------------
IDEX Alger Aggressive Growth
 Class A                                       $33.05                             5.50%           $1.92              $34.97
 Class B                                       $32.44                             0.00%           $  --              $32.44
 Class M*                                      $32.53                             1.00%           $0.33              $32.86
IDEX JCC Capital Appreciation
 Class A                                       $31.09                             5.50%           $1.81              $32.90
 Class B                                       $30.51                             0.00%           $  --              $30.51
 Class M*                                      $30.60                             1.00%           $0.31              $30.91
IDEX JCC Global
 Class A                                       $33.80                             5.50%           $1.97              $35.77
 Class B                                       $32.98                             0.00%           $  --              $32.98
 Class M*                                      $32.91                             1.00%           $0.33              $33.24
IDEX JCC Growth
 Class A                                       $46.72                             5.50%           $2.72              $49.44
 Class B                                       $45.38                             0.00%           $  --              $45.38
 Class M*                                      $45.58                             1.00%           $0.46              $46.04
 Class T                                       $47.45                             8.50%           $4.41              $51.86

------------------------------
* All shares designated as Class C shares prior to March 1, 1999 were renamed as Class M shares on that date. Effective November 1, 1999, each fund began offering a new Class C share that has different fees and expenses than the previous Class C share. Information is not included for the NEW Class C share because the Fund began offering those shares on November 1, 1999.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

An investor may choose among several options with respect to dividends and capital gains distributions payable to the investor. Dividends or other distributions will be paid in full and fractional shares at the net asset value determined as of the ex-dividend date unless the shareholder has elected another distribution option as described in the prospectus. Transaction confirmations and checks for payments designated to be made in cash generally will be mailed on the payable date. The per share income dividends on Class B, Class C and Class M shares of a fund are anticipated to be lower than the per share income dividends on Class A shares of that fund (and Class T shares of IDEX JCC Growth), as a result of higher distribution and service fees applicable to the Class B, Class C and Class M shares.

                              SHAREHOLDER ACCOUNTS

Detailed information about general procedures for Shareholder Accounts and specific types of accounts isset forth in the prospectus.

                                RETIREMENT PLANS

The Fund offers several types of retirement plans that an investor may establish to invest in shares of a fund with tax deductible dollars. Prototype retirement plans for both corporations and self-employed individuals, and for Individual Retirement Accounts, Code Section 401(k) Plans and Simplified Employee Pension Plans are available by calling or writing IDEX Customer Service. These plans require the completion of separate applications which are also available from IDEX Customer Service. State Street Bank & Trust, Kansas City, Missouri, acts as the custodian or trustee under these plans for which it charges an annual fee of up to $15.00 on each such account with a maximum of $30.00 per tax identification number. However, if your retirement plan is under custody of State Street and your combined retirement account balances per taxpayer identification number are more than $50,000, there is generally no fee. Shares of a fund are also available for investment by Code Section 403(b)(7) retirement plans for employees of charities, schools, and other qualifying employers. To receive additional information or forms on these plans, please call IDEX Customer Service at 1-888-233-4339 (toll free) or write to Idex Investor Services, Inc. at P.O. Box 9015, Clearwater, Florida 33758-9015. No contribution to a retirement plan can be made until the appropriate forms to establish the plan have been completed. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney, retirement plan consultant or financial or tax advisor with respect to the requirements of such plans and the tax aspects thereof.

                             REDEMPTION OF SHARES

Shareholders may redeem their shares at any time at any price equal to the net asset value per share next determined following receipt of a valid redemption order by the transfer agent, in proper form. Payment will ordinarily be made within three days of the receipt of a valid redemption order. The value of shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the fund's net assets at the time of redemption. CLASS B SHARE AND CLASS M SHARE AND CERTAIN CLASS A AND CLASS T SHARE PURCHASES ARE ALSO SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE UPON CERTAIN REDEMPTIONS. THE PROSPECTUS DESCRIBES THE REQUIREMENTS AND PROCEDURES FOR THE REDEMPTION OF SHARES.

Shares will normally be redeemed for cash, although each fund retains the right to redeem its shares in kind under unusual circumstances in order to protect the interests of the remaining shareholders by the delivery of securities selected from its assets at its discretion. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which a fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Determination," and such valuation will be made as of the same time the redemption price is determined. Upon any distributions in kind, shareholders may appeal the valuation of such securities by writing to the Fund.

Redemption of shares may be suspended, or the date of payment may be postponed, whenever: (1) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed except for holidays and weekends; (2) the SEC permits such suspension and so orders; or (3) an emergency exists as determined by the SEC so that disposal of securities and determination of net asset value is not reasonably practicable.

The CDSC is waived on redemptions of Class B and Class M shares (and Class A, C and T, when applicable) in the circumstances described below:

(a) REDEMPTION UPON TOTAL DISABILITY OR DEATH

A fund will waive the CDSC on redemptions following the death or total disability (as evidenced by a determination of the Federal Social Security Administration) of a shareholder, but in the case of total disability only as to shares owned at the time of the initial determination of disability. The transfer agent or distributor will require satisfactory proof of death or disability before it determines to waive the CDSC.

(b) REDEMPTION PURSUANT TO A FUND'S SYSTEMATIC WITHDRAWAL PLAN

A shareholder may elect to participate in a systematic withdrawal plan ("SWP") with respect to the shareholder's investment in a fund. Under the SWP, a dollar amount of a participating shareholder's investment in the fund will be redeemed systematically by the fund on a periodic basis, and the proceeds paid in accordance with the shareholder's instructions. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the SWP. The CDSC will be waived on redemptions made under the SWP subject to the limitations described below.

The amount of a shareholder's investment in a fund at the time election to participate in the SWP is made with respect to the fund is hereinafter referred to as the "Initial Account Balance." The amount to be systematically withdrawn from a fund without the imposition of a CDSC may not exceed a maximum of 12% annually of the shareholder's Initial Account Balance. The funds reserves the right to change the terms and conditions of the SWP and the ability to offer the SWP.

Please Note: The amount redeemed under this waiver does not need to be under a systematic withdrawal plan. If it is not under a systematic withdrawal plan, it is limited to one redemption per calendar year up to 12% of your account balance at the time of redemption.

(c) REINVESTMENT PRIVILEGE

The CDSC is also waived on redemption of shares as it relates to the reinvestment of redemption proceeds in the same class of shares of another fund within 90 days after redemption.

(d) CERTAIN RETIREMENT PLAN WITHDRAWALS

For accounts opened prior to April 1, 2000, on withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax-sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account. (This waiver does not include transfer of asset redemptions, broker directed accounts or omnibus accounts.)

                                     TAXES

Each fund has qualified and expects to continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that, with respect to any one issuer, do not exceed 5% of the value of the fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If each fund qualifies as a regulated investment company and distributes to its shareholders substantially all of its net income and net capital gains, then each fund should have little or no income taxable to it under the Code. If a fund fails to qualify as a regulated investment company, the fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will constitute ordinary dividend income to the extent of the fund's available earnings and profits.

A fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each fund intends to distribute annually a sufficient amount of any taxable income and capital gains so as to avoid liability for this excise tax.

Dividends and interest received by a fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. However, tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. In addition, most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors and most U.S. Tax conventions preclude the imposition of such taxes.

If more than 50% of the value of IDEX JCC Global's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund will treat those taxes as dividends paid to its shareholders and each shareholder will be required to: (1) include in gross income, and treat as paid by him, his proportionate share of those taxes; (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources; and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the limitation applicable to the foreign tax credit against his federal income tax. IDEX JCC Global will report to its shareholders shortly after each taxable year their respective shares of the income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

Each fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss). This will occur even if such income and gains are not distributed to the fund and those amounts would be subject to the Distribution Requirement described above. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

In addition, another election may be available that would involve marking to market a fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized although any such gains recognized will be ordinary income rather than capital gain. If this election were made, tax at the fund level under the excess distribution rules would be eliminated, but a fund could, in limited circumstances, incur nondeductible interest charges. A fund's intention to qualify annually as a regulated investment company may limit a fund's election with respect to PFIC stock.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a fund. In order to comply with the diversification and other requirements applicable to RICs, a fund may not be able to buy or sell certain securities at certain times, so the investments utilized (and the time at which such investments are purchased and sold) may be different from what the fund might otherwise believe to be desirable. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures and forward contracts derived by a fund with respect to its business of investing in securities or foreign currencies, generally will qualify as permissible income under the Income Requirement.

The treatment of income dividends and capital gains distributions by a fund to shareholders under the various state income tax laws may not parallel that under the federal law. Qualification as a regulated investment company does not involve supervision of a fund's management or of its investment policies and practices by any governmental authority.

Shareholders are urged to consult their own tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

                            PRINCIPAL SHAREHOLDERS

To the knowledge of the Fund, as of February 24, 2000, no shareholders owned beneficially or 5% or more of the outstanding shares of beneficial interest of IDEX Alger Aggressive Growth, IDEX JCC Capital Appreciation and IDEX JCC Global.

                                                  % OF SHARES OF
 NAME/ADDRESS           FUND          CLASS     BENEFICIAL INTEREST
--------------   -----------------   -------   --------------------
CONAGRA          IDEX JCC Growth         T             24%
Boston, MA

                                 MISCELLANEOUS

ORGANIZATION

Each fund is a series of the IDEX Mutual Funds, a Massachusetts business trust that was formed by a Declaration of Trust dated January 7, 1986. The Trust currently is governed by a Restatement of Declaration of Trust ("Declaration of Trust") dated as of August 30, 1991.

On September 20, 1996 in a tax-free reorganization, IDEX JCC Growth (formerly IDEX II Growth Fund) acquired all of the assets and assumed all of the liabilities of IDEX Fund and IDEX Fund 3 in exchange for Class T shares of IDEX JCC Growth which were then distributed on a pro rata basis to the respective shareholders of IDEX Fund and IDEX Fund 3. Upon closing of the reorganization, IDEX II Series Fund changed its name to IDEX Series Fund. IDEX Series Fund became IDEX Mutual Funds effective March 1, 1999.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest. Shares of the Fund are fully paid and nonassessable when issued. Shares of the Fund have no preemptive, cumulative voting, conversion or subscription rights. Shares of the Fund are fully transferable but the Fund is not bound to recognize any transfer until it is recorded on the books.

The shares of beneficial interest of each fund are divided into four classes, Class A, Class B, Class C and Class M shares; IDEX JCC Growth includes a fifth class, Class T shares. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; Class A shares are subject to an initial sales charge and are subject to a CDSC on purchases of $1 million or more if redeemed within 24 months of purchase; Class B shares are subject to a CDSC, or back-end load, at a declining rate; Class C shares are not subject to an initial sales charge or CDSC; Class M shares are subject to an initial sales charge and are subject to a CDSC if redeemed within 18 months of purchase; Class B, Class C and Class M shares are subject to higher ongoing distribution and service fees; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Class T shares of the IDEX JCC Growth are subject to an initial sales charge and are subject to a CDSC if redeemed with 24 months of purchase. Class T shares have no annual distribution and service fees. Class T shares are NOT available to new investors; only existing Class T shareholders (who were shareholders of IDEX Fund or IDEX Fund 3 on September 20, 1996) may purchase additional Class T shares. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same fund by virtue of these classes. On an ongoing basis, the Board of Trustees will consider whether any such conflict exists and, if so, take appropriate action. On any matter submitted to a vote of shareholders of a series or class, each full issued and outstanding share of that series or class has one vote.

The Declaration of Trust provides that each of the Trustees will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy or removal. A meeting will be called for the election of trustees upon the written request of holders of 10% or more of the outstanding shares of the Fund. Vacancies may be filled by a majority of the remaining trustees, subject to certain limitations imposed by the 1940 Act. Therefore, it is not anticipated that annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote for the election and removal of trustees, to terminate or reorganize the Fund, to amend the Declaration of Trust, on whether to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Fund's bylaws or the Trustees.

LEGAL COUNSEL AND AUDITORS

Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, serves as counsel to the Fund and certain of its affiliates. PricewaterhouseCoopers LLP, 400 N. Ashley Street, Suite 2800 Tampa, Florida 33602-4319 serves as certified public accountants for the Fund.

REGISTRATION STATEMENT

This SAI and the prospectus for the Fund does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the SEC, Washington, D.C. under the 1933 Act and the 1940 Act, to which reference is hereby made.

                            PERFORMANCE INFORMATION

Quotations of average annual total return for a particular class of shares of a fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the fund over periods of 1, 5, and 10 years. These are the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula:

                                P(1 + T)n = ERV

(where P = a hypothetical initial investment of $1,000; T = the average annual total return; N = the number of years; and ERV = the ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period). All average annual total return figures reflect the deduction of a proportionate share of each fund's expenses on an annual basis, and assume that the maximum sales load (Class A, M and Class T shares)is deducted from the initial $1,000 investment andall dividends and distributions are paid in additional shares. (No information is included for the new Class C shares as the Fund began offering those shares on November 1, 1999.)

                          AVERAGE ANNUAL TOTAL RETURN

                                           IDEX ALGER AGGRESSIVE GROWTH        IDEX JCC CAPITAL APPRECIATION
AS OF OCTOBER 31, 1999                                 CLASS                               CLASS
--------------------------------------   ---------------------------------   ----------------------------------
                                             A           B          M***          A            B         M***
                                         ---------   ---------   ---------   -----------   ---------   --------
Inception Date                           12/2/94     10/1/95     12/2/94       12/2/94     10/1/95     12/2/94
Sales Charge*                              5.50%        *          1.00%     5.50%            *          1.00%
12b-1 Fee                                  0.35%       1.00%       0.90%         0.35%       1.00%       0.90%
Average Annual Total Return Including
 Sales Charges:
 1 year                                   46.93%      49.88%      52.42%        91.07%      96.72%      98.77%
 5 years                                     N/A         N/A         N/A           N/A         N/A         N/A
 10 years                                    N/A         N/A         N/A           N/A         N/A         N/A
 Inception                                30.94%      21.43%      31.80%        29.88%      28.28%      30.62%
Average Annual Total Return Without
 Deduction of Sales Charge:
 1 year                                   55.49%      54.88%      54.97%       102.19%     101.72%     101.79%
 5 years                                     N/A         N/A         N/A           N/A         N/A         N/A
 10 years                                    N/A         N/A         N/A           N/A         N/A         N/A
 Inception                                32.45%      21.56%      32.07%        31.38%      28.39%      30.89%
Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                   55.49%      54.88%      54.97%       102.19%     101.72%     101.79%
 5 years                                     N/A         N/A         N/A           N/A         N/A         N/A
 10 years                                    N/A         N/A         N/A           N/A         N/A         N/A
 Inception                               298.26%     121.97%     292.59%       282.71%     177.54%     275.67%


                                                  IDEX JCC GLOBAL                              IDEX JCC GROWTH
AS OF OCTOBER 31, 1999                                 CLASS                                        CLASS
-------------------------------------- -------------------------------------- -------------------------------------------------
                                             A            B          M***          A            B          M***         T**
                                       ------------ ------------ ------------ ----------- ------------ ------------ -----------
Inception Date                            10/1/92      10/1/95      10/1/93      5/8/86      10/1/95      10/1/93      6/4/85
Sales Charge*                                5.50%           *         1.00%       5.50%           *         1.00%       8.50%
12b-1 Fee                                    0.35%        1.00%        0.90%       0.35%        1.00%        0.90%          0%
Average Annual Total Return Including
 Sales Charges:
 1 year                                     32.59%       34.62%       37.33%      52.14%       55.36%       57.85%      47.63%
 5 years                                    20.38%      N/A           21.26%      30.75%      N/A           31.65%      30.23%
 10 years                                  N/A          N/A          N/A          20.11%      N/A          N/A          20.14%
 Inception                                  22.33%       23.33%       21.06%      20.14%       31.05%       24.56%      20.26%
Average Annual Total Return Without
 Deduction of Sales Charge:
 1 year                                     40.31%       39.62%       39.73%      61.00%       60.36%       60.45%      61.34%
 5 years                                    21.75%      N/A           21.51%      32.24%      N/A           31.91%      32.57%
 10 years                                  N/A          N/A          N/A          20.79%      N/A          N/A          21.21%
 Inception                                  23.31%       23.47%       21.26%      20.65%       31.16%       24.77%      21.01%
Cumulative Total Return Without
 Deduction of Sales Charge:
 1 year                                     40.31%       39.62%       39.73%      61.00%       60.36%       60.45%      61.34%
 5 years                                   167.54%      N/A          164.84%     304.39%      N/A          299.42%     309.40%
 10 years                                  N/A          N/A          N/A         561.06%      N/A          N/A         584.43%
 Inception                                 340.53%      136.54%      222.88%    1155.64%      202.73%      284.04%    1459.51%

--------------

* The contingent deferred sales charge on redemption of Class B shares is 5% during the first year, 4% during the second year, 3% during the third year, 2% during the fourth year, 1% during the fifth and sixth years and 0% during the seventh year and later. The contingent deferred sales charge on Class M shares is 1% during the first 18 months. The Class A and T shares are subject to a 1% contingent deferred sales charge in certain circumstances.

** Performance of Class T Shares of IDEX JCC Growth is based on the historical performance of IDEX Fund from its inception on June 4, 1985 until the reorganization of IDEX Fund and IDEX Fund 3 into Class T Shares of IDEX Series Fund Growth Portfolio on September 20, 1996; and the historical performance of Class T Shares of IDEX JCC Growth thereafter.

***    Effective March 1, 1999, Class C shares became Class M shares.

From time to time in advertisements or sales material, a fund may present and discuss its performance rankings and/or ratings or other information as published by recognized mutual fund statistical services or by publications of general interest such as WALL STREET JOURNAL, BOSTON GLOBE, NEW YORK TIMES, LOS ANGELES TIMES, CHRISTIAN SCIENCE MONITOR, USA TODAY, TAMPA TRIBUNE, ST. PETERSBURG TIMES, FINANCIAL TIMES, HARTFORD CURRENT, INTERNATIONAL HERALD TRIBUNE, INVESTOR'S BUSINESS DAILY, BOSTON HERALD, WASHINGTON POST, KIPLINGER'S WASHINGTON LETTER, KIPLINGER'S TAX REPORT, KIPLINGER'S PERSONAL FINANCE MAGAZINE, BARRON'S, BUSINESS WEEK, FINANCIAL SERVICES WEEK, NATIONAL UNDERWRITER, TIME, NEWSWEEK, PENSIONS & INVESTMENTS, U.S. NEWS AND WORLD REPORT, MORNINGSTAR MUTUAL FUND VALUES, ECONOMIST, BANK LETTER, BOSTON BUSINESS JOURNAL, RESEARCH RECOMMENDATIONS, FACS OF THE WEEK, MONEY, MODERN MATURITY, FORBES, FORTUNE, FINANCIAL PLANNER, AMERICAN BANKER, U.S. BANKER, ABA BANKING JOURNAL, INSTITUTIONAL INVESTOR (U.S./EUROPE), REGISTERED REPRESENTATIVE, INDEPENDENT AGENT, AMERICAN DEMOGRAPHICS, TRUSTS & ESTATES, CREDIT UNION MANAGEMENT, PERSONAL INVESTOR, NEW ENGLAND BUSINESS, BUSINESS MONTH, GENTLEMEN'S QUARTERLY, EMPLOYEE RESEARCH REPORT, EMPLOYEE BENEFIT PLAN REVIEW, ICI MUTUAL FUND NEWS, SUCCEED, JOHNSON CHARTS, WEISENBERGER INVESTMENT COMPANIES SERVICE, MUTUAL FUND QUARTERLY, FINANCIAL WORLD MAGAZINE, CONSUMER REPORTS, BABSON-UNITED MUTUAL FUND SELECTOR AND MUTUAL FUND ENCYCLOPEDIA (DEARBORN FINANCIAL PUBLISHING). A fund may also advertise non-standardized performance information which is for a period in addition to those required to be presented, or which provides actual year-by-year return, or any combination thereof, or both. For Class A, Class M and Class T shares, non-standardized performance may also be that which does not reflect deduction of the maximum sales charge applicable to Class A, Class M and Class T shares or the contingent deferred sales charge applicable to Class B and under certain circumstances Class A, Class M and Class T shares. In addition, a fund may, as appropriate, compare its performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index. A fund may also advertise various methods of investing including, among others, dollar cost averaging, and may use compounding illustrations to show the results of such investment methods. The Fund or the Distributor may also from time to time in advertisements or sales material present tables or other information comparing tax-exempt yields to the equivalent taxable yields.

                              FINANCIAL STATEMENTS

Audited financial statements for the Funds for the fiscal year ended October 31, 1999 are incorporated by reference from the Fund's Annual Report dated October 31, 1999.

                                  APPENDIX A

               CERTAIN SECURITIES IN WHICH THE FUNDS MAY INVEST

I. OBLIGATIONS IN WHICH EACH FUND MAY INVEST
     (UNLESS OTHERWISE NOTED)

The funds may invest in the following obligations for temporary defensive purposes or as otherwise described in the prospectus.

A. U.S. GOVERNMENT OBLIGATIONS

As described in the prospectus, a fund may invest in some or all of the following types of direct obligations of the federal government, issued by the Department of the Treasury, and backed by the full faith and credit of the federal government.

TREASURY BILLS. Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

TREASURY NOTES. Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

TREASURY BONDS. Treasury bonds are longer-term interest bearing obligations with original maturities from 5 to 30 years.

B. OBLIGATIONS OF FEDERAL AGENCIES, INSTRUMENTALITIES AND AUTHORITIES

Certain federal agencies have been established as instrumentalities of the United States government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Banks for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, and Tennessee Valley Authority ("TVA"). Issues of these agencies, while not direct obligations of the United States government, are either backed by the full faith and credit of the United States (e.g., GNMA Certificates or certain TVA bonds) or are guaranteed by the Treasury (e.g., certain other TVA bonds) or supported by the issuing agencies' right to borrow from the Treasury (e.g., FHLB and FNMA bonds). There can be no assurance that the United States government itself will pay interest and principal on securities as to which it is not legally obligated to do so.

C. CERTIFICATES OF DEPOSIT AND TIME DEPOSITS

A time deposit is a non-negotiable interest-bearing deposit with a bank which generally cannot be withdrawn prior to a specified maturity date without substantial interest penalties. A certificate of deposit ("CD") is a negotiable instrument issued by a bank against a time deposit. CDs normally can be traded in the secondary market prior to maturity, and are thus more liquid than other forms of time deposits. The funds will only invest in U.S. dollar denominated time deposits and CDs representing deposits in U.S. banks with assets of $1 billion or more, whose deposits are insured by the Federal Deposit Insurance Corporation.

D. COMMERCIAL PAPER

Commercial paper refers to short-term unsecured promissory notes issued by commercial and industrial corporations to finance their current operations. Commercial paper may be issued at a discount and redeemed at par, or issued at par with interest added at maturity. The interest or discount rate depends on general interest rates, the credit standing of the issuer, and the maturity of the note, and generally moves in tandem with rates on large CDs and Treasury bills. An established secondary market exists for commercial paper, particularly that of stronger issuers which are rated by Moody's Investors Service, Inc. and Standard and Poor's Ratings Group. Investments in commercial paper are subject to the risks that general interest rates will rise, that the credit standing and outside rating of the issuer will fall, or that the secondary market in the issuer's notes will become too limited to permit their liquidation at a reasonable price.

E. BANKERS' ACCEPTANCES

A bankers' acceptance is a negotiable short-term draft, generally arising from a bank customer's commercial transaction with another party, with payment due for the transaction on the maturity date of the customer's draft. The draft becomes a bankers' acceptance when the bank, upon fulfillment of the obligations of the third party, accepts the draft for later payment at maturity, thus adding the bank's guarantee of payment to its customer's own obligation. In effect, a bankers' acceptance is a post-dated certified check payable to its bearer at maturity. Such acceptances are highly liquid, but are subject to the risk that both the customer and the accepting bank will be unable to pay at maturity. A fund may invest in U.S. dollar denominated bankers' acceptances issued by U.S. banks, their foreign branches, and by U.S. branches of foreign banks.

F. REPURCHASE AGREEMENTS FOR U.S. GOVERNMENT SECURITIES

Subject to its investment restrictions, a fund may enter into repurchase agreements with banks and dealers for securities of or guaranteed by the U.S. government, under which the fund purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the amount a fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the fund's net investment income. When a fund enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the fund if the market value of the securities is less than the repurchase price. Under the 1940 Act, repurchase agreements may be considered collateralized loans by a fund.

At the time a fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement.

Although repurchase agreements carry certain risks not associated with direct investment in securities, a fund intends to enter into repurchase agreements only with banks and dealers in transactions which the fund's sub-adviser believes present minimal credit risks in accordance with guidelines adopted by the Trustees. To the extent that proceeds from any sales of collateral upon a default in the counterparty's obligation to repurchase were less than the repurchase price, the fund would suffer a loss. If the counterpart's petitions for bankruptcy or otherwise becomes subject to bankruptcy or liquidation proceedings, there might be restrictions on a fund's ability to sell the collateral and the fund could suffer a loss.

III. OTHER SECURITIES IN WHICH THE FUNDS MAY INVEST

A. CORPORATE DEBT SECURITIES

A fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities. Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under "Convertible Securities" and "Variable or Floating Rate Securities," or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

B. INTERNATIONAL AGENCY OBLIGATIONS

A fund may invest in bonds, notes or Eurobonds of international agencies. Examples are securities issued by the Asian Development Bank, the European Economic Community, and the European Investment Bank. The funds may also purchase obligations of the International Bank for Reconstruction and Development which, while technically not a U.S. government agency or instrumentality, has the right to borrow from the participating countries, including the United States.

C. BANK OBLIGATIONS OR SAVINGS AND LOAN OBLIGATIONS

Subject to its investment restrictions, a fund may purchase certificates of deposit, bankers' acceptances and other debt obligations of commercial banks and certificates of deposit and other debt obligations of savings and loan associations ("S&L's"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. These instruments may be issued by institutions of any size, may be of any maturity, and may be insured or uninsured. The quality of bank or savings and loan obligations may be affected by such factors as (a) location -- the strength of the local economy will often affect financial institutions in the region, (b) asset mix -- institutions with substantial loans in a troubled industry may be weakened by those loans, and (c) amount of equity capital -- under-capitalized financial institutions are more vulnerable when loan losses are suffered. The sub-adviser will evaluate these and other factors affecting the quality of bank and savings and loan obligations purchased by a fund, but the fund is not restricted to obligations or institutions which satisfy specified quality criteria.

D. VARIABLE OR FLOATING RATE SECURITIES

Subject to its investment restrictions, a fund may purchase variable rate securities that provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable and floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

E. PREFERRED STOCKS

Subject to a fund's investment restrictions, a fund may purchase preferred stocks. Preferred stocks are securities which represent an ownership interest in a corporation and which give the owner a prior claim over common stock on the corporation's earnings and assets. Preferred stock generally pays quarterly dividends. Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or non-cumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.

F. CONVERTIBLE SECURITIES

Subject to its investment restrictions, a fund may invest in debt securities convertible into or exchangeable for equity securities, or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities or acquired as part of units of the securities. Such securities normally pay less current income than securities without conversion features, but add the potential opportunity for appreciation from enhanced value for the equity securities into which they are convertible, and the concomitant risk of loss from declines in those values.

G. COMMON STOCKS

Common stocks are junior to the debt obligations and preferred stocks of an issuer. Hence, dividend payments on common stocks should be regarded as less secure than income payments on corporate debt securities.